united states
securities and exchange commission
washington, d.c. 20549

form N-CSR
certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

(Address of principal executive offices) (Zip code)

c/o Archer Investment Corporation
11711 N. College Ave., #200, Carmel, IN 46032

(Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

ARCHER BALANCED FUND

ARCHX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Balanced Fund – ARCHX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Balanced Fund	$125	1.20%

*Annualized

managment’s discussion of fund performance

For the fiscal year, the Balanced Fund gained 8.96%, compared with 10.46% for the Dow Jones Moderate U.S. Portfolio Index and 10.39% for the Morningstar Moderate Target Risk Index. U.S. equity markets advanced unevenly through the period, with large-cap growth stocks leading performance early in the year. Equity holdings in technology and financials contributed positively, while select industrials and consumer holdings trailed. Fixed income positions provided stability and income as yields fluctuated in response to evolving inflation expectations and monetary policy. The portfolio maintained its moderate allocation posture, balancing equity participation with fixed-income diversification to manage overall risk.

Overall Market and Outlook

The 2025 fiscal year was marked by resilient equity markets, moderating inflation, and cautious optimism around potential policy easing. Large-cap technology leadership continued to dominate returns, though breadth began to improve mid-year as valuations normalized. Fixed-income markets stabilized, and income opportunities remained attractive. Across the Archer Fund lineup, management continues to emphasize fundamental research, disciplined risk control, and long-term perspective as the foundation for sustainable results.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Balanced Fund	8.96%	8.74%	7.62%	$20,847
Dow Jones Moderate U.S. Portfolio Index	10.46%	7.85%	8.16%	$21,909
Morningstar Moderate Target Risk Index	10.39%	6.79%	7.44%	$20,505

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$55,651,096	98	17.55%	$226,693

INVESTMENT TYPE WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the investment type. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	6.33%
2.	Broadcom, Inc.	5.02%
3.	Meta Platforms, Inc. Class A	5.01%
4.	JPMorgan Chase & Co.	3.55%
5.	MasterCard, Inc. Class A	3.37%
6.	Microsoft Corp.	3.37%
7.	Alphabet, Inc. Class A	3.29%
8.	Quanta Services, Inc.	3.06%
9.	Apple, Inc.	2.59%
10.	Huntington Ingalls Industries, Inc.	2.53%
	Total % of Net Assets	38.12%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Balanced Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

ARCHER INCOME FUND

ARINX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Income Fund - ARINX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Income Fund	$98	0.96%

*Annualized

managment’s discussion of fund performance

The Income Fund returned 4.62%, outperforming both the Bloomberg Barclays U.S. Aggregate Bond Index (3.14%) and the Bloomberg Barclays Intermediate Credit Index (3.14%). Performance was driven by higher-yielding corporate and credit positions as well as strong income generation in an environment of stable to slightly declining interest rates. The portfolio’s intermediate duration positioning helped mitigate volatility during mid-year rate movements. The Fund continues to focus on income consistency, high-quality credit selection, and prudent duration management as it seeks to deliver competitive risk-adjusted returns.

Overall Market and Outlook

The 2025 fiscal year was marked by resilient equity markets, moderating inflation, and cautious optimism around potential policy easing. Large-cap technology leadership continued to dominate returns, though breadth began to improve mid-year as valuations normalized. Fixed-income markets stabilized, and income opportunities remained attractive. Across the Archer Fund lineup, management continues to emphasize fundamental research, disciplined risk control, and long-term perspective as the foundation for sustainable results.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Income Fund	4.62%	1.92%	2.50%	$12,803
Bloomberg Barclay's Capital U.S. Aggregate Bond Index	3.14%	-0.68%	1.80%	$11,949
Bloomberg Barclay's Intermediate Credit Index	5.57%	1.43%	2.94%	$13,360

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$30,526,631	128	25.61%	$7,597

INVESTMENT TYPE WEIGHTINGS

The following chart gives a visual breakdown of the Fund by investment type. The underlying securities represent a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	22.91%
2.	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	2.43%
3.	State Street Corp., 7.350%, due 6/15/26	1.67%
4.	iShares 10+ Year Investment Grade Corporate Bond ETF	1.64%
5.	AT&T, Inc., 7.125%, due 12/15/31	1.48%
6.	Masco Corp., 7.750%, due 8/01/29	1.44%
7.	Pacific Bell Telephone Co., 7.125%, due 3/15/26	1.33%
8.	Walt Disney Co., 7.700%, due 10/30/25	1.32%
9.	Renasant Corp., 5.500%, to 9/01/26	1.28%
10.	Stanley Black & Decker, Inc., 2.300%, due 3/15/30	1.19%
	Total % of Net Assets	36.69%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Income Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

ARCHER STOCK FUND

ARSKX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Stock Fund - ARSKX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Stock Fund	$124	1.20%

*Annualized

managment’s discussion of fund performance

The Stock Fund returned 7.30%, lagging the S&P 500 Index (15.88%) but comparable to the S&P 400 Mid Cap Index (6.84%). Equity markets were driven by a narrow group of mega-cap technology stocks, which limited relative performance for diversified portfolios. Holdings in semiconductor, financial, and industrial companies contributed positively, while exposure to certain defensive and value-oriented sectors weighed on results. The Fund’s disciplined valuation focus and balanced exposure across sectors helped reduce volatility relative to the broader market. Long-term performance remains competitive versus peers, reflecting consistent bottom-up stock selection.

Overall Market and Outlook

The 2025 fiscal year was marked by resilient equity markets, moderating inflation, and cautious optimism around potential policy easing. Large-cap technology leadership continued to dominate returns, though breadth began to improve mid-year as valuations normalized. Fixed-income markets stabilized, and income opportunities remained attractive. Across the Archer Fund lineup, management continues to emphasize fundamental research, disciplined risk control, and long-term perspective as the foundation for sustainable results.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years	Ending Value
Archer Stock Fund	7.30%	11.13%	10.21%	$26,443
S&P 500 Index	15.88%	14.75%	14.60%	$39,068
S&P 400 Midcap Index	6.84%	12.73%	10.38%	$26,861

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$25,134,916	43	29.91%	$77,636

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	NVIDIA Corp.	4.23%
2.	Broadcom, Inc.	4.08%
3.	JPMorgan Chase & Co.	4.02%
4.	Alphabet, Inc. Class A	3.93%
5.	Meta Platforms, Inc. Class A	3.84%
6.	Amazon.com, Inc.	3.66%
7.	Microsoft Corp.	3.49%
8.	Boeing Co.	3.40%
9.	Apple, Inc.	3.24%
10.	Dollar General Corp.	3.00%
	Total % of Net Assets	36.89%

How has the fund changed

Effective May 1, 2025, the expense cap was reduced from 1.23% to 1.15% of the Stock Fund’s average net assets until December 31, 2026.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Stock Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

ARCHER DIVIDEND GROWTH FUND

ARDGX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Dividend Growth Fund - ARDGX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Dividend Growth Fund	$102	0.98%

*Annualized

managment’s discussion of fund performance

The Dividend Growth Fund rose 8.57% during the period, modestly underperforming the Dow Jones U.S. Large-Cap Value Total Stock Market Index (10.86%) but ahead of the Morningstar Dividend Yield Focus Index (7.20%). Dividend-paying stocks faced mixed sentiment over the year as investors rotated between growth and income strategies. Financials, healthcare, and technology holdings were key contributors, while select energy and consumer staples lagged. The Fund maintained its emphasis on companies with sustainable cash flows and growing dividends, prioritizing quality and balance-sheet strength over yield alone.

Overall Market and Outlook

The 2025 fiscal year was marked by resilient equity markets, moderating inflation, and cautious optimism around potential policy easing. Large-cap technology leadership continued to dominate returns, though breadth began to improve mid-year as valuations normalized. Fixed-income markets stabilized, and income opportunities remained attractive. Across the Archer Fund lineup, management continues to emphasize fundamental research, disciplined risk control, and long-term perspective as the foundation for sustainable results.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	Since Inception*	Ending Value
Archer Dividend Growth Fund	8.57%	11.35%	6.96%	$18,317
Dow Jones US Large-Cap Value Total Stock Market Index	10.86%	12.60%	10.14%	$23,814
Morningstar Dividend Yield Focus Index	7.20%	10.52%	6.09%	$17,019

Cumulative Performance Comparison of $10,000 Investment

* Inception September 1, 2016.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$27,383,638	43	13.85%	$23,707

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Federated Treasury Obligation Fund - Institutional Shares	6.60%
2.	AbbVie, Inc.	3.53%
3.	JPMorgan Chase & Co.	3.47%
4.	Broadcom, Inc.	3.26%
5.	Regions Financial Corp.	3.16%
6.	Gilead Sciences, Inc.	2.91%
7.	Manulife Financial Corp. (Canada)	2.89%
8.	Kinder Morgan, Inc.	2.80%
9.	Pfizer, Inc.	2.73%
10.	International Business Machines Corp.	2.67%
	Total % of Net Assets	34.02%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Dividend Growth Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

ARCHER FOCUS FUND

AFOCX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Focus Fund - AFOCX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Focus Fund	$97	0.98%

*Annualized

managment’s discussion of fund performance

The Focus Fund declined 1.67%, compared with gains of 11.45% for the Dow Jones Industrial Average and 15.88% for the S&P 500 Index. The Fund’s concentrated portfolio amplified both positive and negative security selection effects. Strong results from select industrial and financial holdings were offset by weakness in healthcare and energy positions. The Fund maintained its high-conviction, bottom-up approach, emphasizing companies with durable earnings power and long-term growth potential. While short-term relative performance lagged, management believes the Fund’s focused strategy positions it well for long-term value creation.

Overall Market and Outlook

The 2025 fiscal year was marked by resilient equity markets, moderating inflation, and cautious optimism around potential policy easing. Large-cap technology leadership continued to dominate returns, though breadth began to improve mid-year as valuations normalized. Fixed-income markets stabilized, and income opportunities remained attractive. Across the Archer Fund lineup, management continues to emphasize fundamental research, disciplined risk control, and long-term perspective as the foundation for sustainable results.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Year	Since Inception*	Ending Value
Archer Focus Fund	-1.67%	9.00%	8.63%	$15,992
Dow Jones Industrial Average Index	11.45%	12.05%	10.85%	$17,931
S&P 500 Index	15.88%	14.75%	14.82%	$21,893

Cumulative Performance Comparison of $10,000 Investment

* Inception December 30, 2019.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISOR REIMBURSED
NET ASSETS:	HOLDINGS:	TURNOVER:	THE FUND:
$10,826,593	41	111.01%	$(12,753)

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	NVIDIA Corp.	3.58%
2.	Meta Platforms, Inc. Class A	3.38%
3.	EMCOR Group, Inc.	2.95%
4.	BlackRock, Inc.	2.88%
5.	Fastenal Co.	2.81%
6.	RPM International, Inc.	2.71%
7.	Williams-Sonoma, Inc.	2.70%
8.	Packaging Corp of America	2.69%
9.	Raymond James Financial, Inc.	2.65%
10.	Devon Energy Corp.	2.61%
	Total % of Net Assets	28.96%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Focus Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

ANNUAL SHAREHOLDER REPORT

August 31, 2025

ARCHER MULTI CAP FUND

ALSMX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Archer Multi Cap Fund – ALSMX (the “Fund”) for the period September 1, 2024 to August 31, 2025.

You can find additional information about the Fund at www.thearcherfunds.com. You can also request this information by contacting us at 1-800-238-7701.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

Archer Multi Cap Fund	$100	0.95%

*Annualized

managment’s discussion of fund performance

The Multi Cap Fund advanced 10.25%, trailing the S&P 500 Index (15.88%) but outperforming the S&P 400 Mid Cap Index (6.84%) and S&P 600 Small Cap Index (3.46%). The Fund benefited from allocations to large-cap technology and communication services stocks, which offset weakness among smaller, more cyclically sensitive names. The Fund’s flexible multi-cap approach allowed it to capture opportunities across size segments while maintaining diversification. Stock selection and risk management remained central to performance as the portfolio navigated shifting leadership across growth and value styles.

Overall Market and Outlook

The 2025 fiscal year was marked by resilient equity markets, moderating inflation, and cautious optimism around potential policy easing. Large-cap technology leadership continued to dominate returns, though breadth began to improve mid-year as valuations normalized. Fixed-income markets stabilized, and income opportunities remained attractive. Across the Archer Fund lineup, management continues to emphasize fundamental research, disciplined risk control, and long-term perspective as the foundation for sustainable results.

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Year	Since Inception*	Ending Value
Archer Multi Cap Fund	10.25%	11.19%	10.48%	$17,599
S&P 500 Index	15.88%	14.75%	14.82%	$21,893
S&P 600 Small Cap Index	3.46%	11.57%	7.94%	$15,418
S&P 400 Mid Cap Index	6.84%	12.73%	10.05%	$17,213
Synthetic Blend 33-33-33	8.68%	13.86%	11.14%	$18,198

Cumulative Performance Comparison of $10,000 Investment

* Inception December 30, 2019.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-238-7701.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISOR REIMBURSED
NET ASSETS:	HOLDINGS:	TURNOVER:	THE FUND:
$12,028,243	76	48.17%	$(20,466)

SECTOR WEIGHTINGS

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

top ten holdings (% OF NET ASSETS)

1.	Alphabet Inc.	3.65%
2.	Interdigital, Inc.	2.52%
3.	Mr. Cooper Group, Inc.	2.43%
4.	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class	2.33%
5.	Meta Platforms, Inc. Class A	2.30%
6.	Interactive Brokers Group, Inc. Class A	1.97%
7.	Netflix, Inc.	1.93%
8.	Federal Signal Corp.	1.88%
9.	JPMorgan Chase & Co.	1.77%
10.	RB Global, Inc.	1.75%
	Total % of Net Assets	22.53%

How has the fund changed

The Fund has not had any material changes during the year ended August 31, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Archer Multi Cap Fund documents not be householded, please contact Archer Funds at 1-800-238-7701, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Archer Funds or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.thearcherfunds.com or contact us at 1-800-238-7701.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2025 $ 54,000

FY 2024 $ 54,000

(b)	Audit-Related Fees

              Registrant

FY 2025 $ 0

FY 2024 $ 0

Nature of the fees: Not applicable.

(c)	Tax Fees

                    Registrant

FY 2025 $ 11,100

FY 2024 $ 11,000

Nature of the fees: Tax preparation and filing.

(d)	All Other Fees

              Registrant

FY 2025 $ 0

FY 2024 $ 0

Nature of the fees: Not applicable.

(e)	(1) Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                     Registrant

FY 2025 $ 11,100

FY 2024 $ 11,000

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

FOCUS FUND (AFOCX)

MULTI CAP FUND (ALSMX)

SEMI-ANNUAL FINANCIAL STATEMENTS

FEBRUARY 28, 2025

(UNAUDITED)

	ARCHER BALANCED FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2025

Shares/Principal		Fair Value

COMMON STOCKS - 65.71%

Air Courier Services - 1.35%
3,250	FedEx Corp.	$ 750,977

Aircraft Engines & Engine Parts - 1.97%
5,000	Honeywell International, Inc.	1,097,500

Beverages - 1.07%
4,000	PepsiCo, Inc.	594,600

Electric Services - 2.99%
3,400	American Electric Power Company, Inc.	377,468
17,900	NextEra Energy, Inc.	1,289,695
		1,667,163
Electrical Work - 3.06%
4,500	Quanta Services, Inc.	1,700,820

Electronic Computers - 2.59%
6,200	Apple, Inc.	1,439,268

Food & Kindred Products - 0.83%
4,900	Nestle S.A. ADR	461,188

Guided Missiles & Space Vehicles & Parts - 2.09%
2,550	Lockheed Martin Corp.	1,161,856

Hospital & Medical Service Plans - 1.11%
2,000	UnitedHealth Group, Inc.	619,740

National Commercial Banks - 4.25%
4,000	Citigroup, Inc.	386,280
6,560	JPMorgan Chase & Co.	1,977,315
		2,363,595
Petroleum Refining - 2.84%
6,300	Chevron Corp.	1,011,780
5,000	Exxon Mobil Corp.	571,450
		1,583,230
Pharmaceutical Preparations - 6.55%
8,550	Bristol Myers Squibb Co.	403,389
1,450	Eli Lilly & Co.	1,062,241

5,000	Johnson & Johnson	885,850
9,080	Merck & Co., Inc.	763,810
21,400	Pfizer, Inc.	529,864
		3,645,154
Railroads, Line-Haul Operating - 1.85%
4,600	Union Pacific Corp. Class B	1,028,422

Retail - Drug Stores and Proprietary Stores - 1.41%
10,694	CVS Health Corp.	782,266

Retail - Lumber & Other Building Material Dealers - 1.61%
2,200	Home Depot, Inc.	894,894

Retail - Variety Stores - 2.44%
14,000	WalMart, Inc.	1,357,720

Semiconductors & Related Devices - 5.02%
9,400	Broadcom, Inc.	2,795,466

Services - Business Services - 4.77%
3,000	Accenture PLC. Class A (Ireland)	779,910
3,150	MasterCard, Inc. Class A	1,875,163
		2,655,073
Services - Computer Programming, Data Processing, Etc. - 8.30%
8,600	Alphabet, Inc. Class A	1,831,026
3,775	Meta Platforms, Inc. Class A	2,788,593
		4,619,619
Services - Medical Laboratories - 1.07%
2,150	Laboratory Corp. of America Holdings	597,679

Services - Miscellaneous Amusement & Recreation - 1.28%
6,000	Walt Disney Co.	710,280

Services - Prepackaged Software - 3.37%
3,700	Microsoft Corp.	1,874,753

Ship & Boat Building & Repairing - 2.53%
5,200	Huntington Ingalls Industries, Inc.	1,408,108

Surgical & Medical Instruments & Apparatus - 1.36%
3,920	Becton Dickinson & Co.	756,482

TOTAL FOR COMMON STOCKS (Cost $14,909,299) - 65.71%		36,565,853

CORPORATE BONDS - 16.96% (c)

Air-Cond & Warm Air Heatg Equip & Comm & Indl Refrig Equip - 0.45%
250,000	Johnson Controls International PLC., 4.900%, due 12/01/32 (Ireland)	252,544

Aircraft - 0.45%

250,000	Boeing Co., 2.600%, due 10/30/25	249,157

Banks & Financial Institutions - 0.45%
250,000	Federal Farm Credit Bank, 4.940%, due 10/08/31	249,824

Commercial Banks - 1.16%
250,000	Bank of Montreal Series MTN, 5.100%, due 10/18/34 (Canada)	245,193
100,000	Royal Bank of Canada, 1.200%, due 4/27/26 (Canada)	98,055
300,000	Royal Bank of Canada Series GMTN, 5.000%, due 7/21/32 (Canada)	300,545
		643,793
Consumer Cyclical Services - 0.75%
400,000	Prime Healthcare Foundation Series B, 7.000%, due 12/01/27	414,918

Consumer Products - 0.10%
60,000	YMCA of Greater New York Series 2020, 3.160%, due 8/01/31	53,170

Electric Services - 0.96%
500,000	Empire District Electric Co., 6.700%, due 11/15/33	536,929

Financial Services - 0.24%
150,000	General Motors Financial Co., Inc., 3.100%, due 1/12/32	133,357

Heating Equip, Except Elec & Warm Air; & Plumbing Fixtures - 0.99%
500,000	Masco Corp., 7.750%, due 8/01/29	549,191

Miscellaneous Business Credit Institution - 1.25%
350,000	Ford Motor Credit Co., LLC Series MTN, 5.450%, due 2/20/28	349,163
350,000	Ford Motor Credit Co., LLC Series NOTZ, 5.700%, due 9/20/34	348,836
		697,999
National Commercial Banks - 2.21%
250,000	Bank of America Corp. Series MTN, 5.200%, due 12/05/31	249,544
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	147,846
150,000	JPMorgan Chase & Co. Series B, 5.0578%, due 2/01/27 (3-Month SOFR + 0.76161%) ***	147,793
150,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	146,859
250,000	US Bancorp Series MTN, 5.200%, due 12/26/29	250,193
300,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	288,773
		1,231,008
Natural Gas Transmission - 0.46%
250,000	Northern Illinois Gas Co., 5.900%, due 12/01/32	258,105

Operative Builders - 0.27%
150,000	Lennar Corp., 4.750%, due 11/29/27	151,109

Other Real Estate Investment Trust - 0.27%
6,000	Ready Capital Corp., 5.750%, due 2/15/26	148,500

Paper Mills - 0.78%
400,000	Georgia-Pacific, LLC, 7.250%, due 6/01/28	431,822

Pharmaceutical Preparations - 0.18%

100,000	AbbVie, Inc., 3.200%, due 5/14/26	99,314

Security Brokers, Dealers & Flotation Companies - 2.33%
400,000	Capital Southwest Corp., 3.375%, due 10/01/26	388,836
300,000	Goldman Sachs Group, Inc. Series MTN, 5.100%, due 2/14/30	300,768
300,000	Jefferies Financial Group, Inc. Series MTN, 6.500%, due 4/30/35	309,284
300,000	Jefferies Financial Group, Inc. Series MTN, 6.000%, due 1/31/33	300,199
		1,299,087
Services - Advertising Agencies - 0.36%
200,000	Omnicom Group, Inc., 3.600%, due 4/15/26	198,920

Services - Equipment Rental & Leasing - 0.80%
200,000	Air Lease Corp., 3.625%, due 12/01/27	197,721
250,000	United Rentals, Inc., 3.875%, due 11/15/27	245,758
		443,479
Services - Miscellaneous Amusement & Recreation - 0.45%
250,000	Walt Disney Co., 7.700%, due 10/30/25	251,067

Services - Prepackaged Software - 0.44%
100,000	Oracle Corp., 1.650%, due 3/25/26	98,494
150,000	VMWare, Inc., 3.900%, due 8/21/27	149,170
		247,664
State Commercial Banks - 0.80%
250,000	Deutsche Bank AG Series GMTN, 5.150%, due 9/15/34 (Germany)	247,670
200,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	199,476
		447,146
Telephone Communications (No Radiotelephone) - 0.81%
400,000	AT&T, Inc., 7.125%, due 12/15/31	451,051

TOTAL FOR CORPORATE BONDS (Cost $9,476,831) - 16.96%		9,439,154

MUNICIPAL BONDS - 4.20% (c)

California - 0.04%
20,000	Porterville Unified School District, 7.250%, due 7/01/27	20,045

Georgia - 0.18%
99,000	Georgia State Local Govt. Cops Grantor Trust Series A, 4.750%, due 6/01/28	102,312

Illinois - 0.59%
75,000	Saint Clair County IL Community School District #187 Series C, 5.169%, due 01/01/31	77,812
90,000	Village of Rosemont Series B, 6.600%, due 12/01/30	92,025
150,000	Village of Rosemont Series C, 6.750%, due 12/01/35	157,225
		327,062
Indiana - 0.57%
135,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150% due 7/15/27	135,228
190,000	Fishers, IN Econ Development Revenue Taxable-P3 Project Series C, 2.650%, due 8/01/28	183,306
		318,534
Maryland - 0.36%
200,000	Baltimore Board of School Commissioners City Schools Revenue, 5.692%, due 12/15/25	201,040

Michigan - 0.45%
25,000	City of Coldwater, MI Water Supply & Wastewater System Revenue, 5.000%, due 8/01/26	25,578
227,500	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	224,959
		250,537
New York - 0.45%
250,000	New York City, NY Transitional Finance Authority Revenue, 2.760%, due 2/01/26	248,638

Ohio - 0.46%
250,000	New Albany, Floyd County Industry School First Mortgage, 5.000%, due 1/15/27	258,133

Pennsylvania - 0.77%
250,000	East-Norriton-Plymouth-Whitpain Joint Sewer Authority, 1.832%, due 8/01/28	235,705
200,000	Pennsylvania ST Txble-Ref-First-Refunding Series, 1.200%, due 8/01/26	195,252
		430,957
Washington - 0.13%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.700%, due 12/01/25	70,104

Wisconsin - 0.20%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, due 12/01/26	110,056

TOTAL FOR MUNICIPAL BONDS (Cost $2,369,407) - 4.20%		2,337,418

REAL ESTATE INVESTMENT TRUSTS - 3.25%
5,100	Extra Space Storage, Inc.	732,258
9,452	Prologis, Inc.	1,075,448
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $893,026) - 3.25%		1,807,706

PREFERRED SECURITIES - 0.96%

Asset Management - 0.15%
4,000	B Riley Financial, Inc., 6.50%, due 9/30/26	81,800

Motor Vehicles & Passenger Car Bodies - 0.23%
6,000	Ford Motor Co., 6.000%, due 12/01/59	126,720

National Commercial Banks - 0.47%
150,000	BAC Capital Trust XIII Series F, 4.98008%, to 10/17/25 (3-Month SOFR + 0.66161%) (b) ***	117,782
150,000	PNC Capital Trust C, 5.16144%, due 6/01/28 (3-Month SOFR + 0.83161%) ***	147,416
		265,198
Telephone Communications (No Radio Telephone) - 0.11%
3,000	QWest Corp., 6.500%, due 9/01/56	59,700

TOTAL FOR PREFERRED SECURITIES (Cost $612,667) - 0.96%		533,418

STRUCTURED NOTES - 0.91% (c)

National Commercial Banks - 0.57%
400,000	Citigroup, Inc. Series MTN, 0.19064%, due 3/12/34, Capped at 10.5% (a)	317,224

Security Brokers, Dealers & Flotation Companies - 0.34%
125,000	Goldman Sachs Group, Inc., 2.329213%, due 11/13/28, Capped at 10% ***	105,000
95,000	Morgan Stanley, Series MTN, 2.98885%, due 8/30/28, Capped at 12% ***	81,974
		186,974

TOTAL FOR STRUCTURED NOTES (Cost $475,641) - 0.91%		504,198

U.S. GOVERNMENT AGENCIES & OBLIGATIONS- 1.33%(c)
750,000	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	742,002
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $713,600) - 1.33%		742,002

MONEY MARKET FUND - 6.33%
3,525,036	Federated Treasury Obligation Fund - Institutional Shares 4.14% ** (Cost $3,525,036) - 6.33%	3,525,036

TOTAL INVESTMENTS (Cost $32,975,507) - 99.65%		55,454,785

OTHER ASSETS LESS LIABILITIES, NET - 0.35%		196,311

NET ASSETS - 100.00%		$ 55,651,096

(a) Security converts to floating rate after the indicated fixed-rate coupon period.
(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c) All Corporate Bonds, Municipal Bonds, Structured Notes, and U.S. Government Agencies & Obligations are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2025.
*** Variable Rate Security - Interest rate shown is rate in effect at August 31, 2025.
For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
ADR - American Depository Receipt
SOFR- Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans.
3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.
The accompanying notes are an integral part of these financial statements.

	ARCHER INCOME FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2025

Shares/Principal		Fair Value

CORPORATE BONDS - 54.79% (c)

Accident & Health Insurance - 1.05%
300,000	Unum Group, 6.750%, due 12/15/28	$ 320,881

Air-Cond & Warm Air Heatg Equip & Comm & Indl Refrig Equip - 0.83%
250,000	Johnson Controls International PLC., 4.900%, due 12/01/32 (Ireland)	252,544

Aircraft - 0.49%
150,000	Boeing Co., 2.600%, due 10/30/25	149,494

Asset Management - 0.84%
250,000	Ares Capital Corp., 5.875%, due 3/01/29	257,205

Banks & Financial Institutions - 0.82%
250,000	Federal Farm Credit Bank, 4.940%, due 10/08/31	249,824

Canned, Frozen & Preservd Fruit, Veg & Food Specialties - 0.85%
250,000	Kraft Heinz Foods Co., 6.375%, due 7/15/28	261,135

Commercial Banks - 2.64%
250,000	Bank of Montreal Series MTN, 5.100%, due 10/18/34 (Canada)	245,193
250,000	National Bank of Canada, 5.600%, due 12/18/28 (Canada)	260,150
300,000	Royal Bank of Canada Series GMTN, 5.000%, due 7/21/32 (Canada)	300,545
		805,888
Construction Machinery & Equipment - 0.13%
40,000	Caterpillar, Inc. Series NOTZ, 3.050%, due 5/15/2027	38,527

Consumer Cyclical Services - 1.36%
55,000	Conservation Fund Series 2019, 3.4740%, due 12/15/29	51,861
350,000	Prime Healthcare Foundation Series B, 7.000%, due 12/01/27	363,053
		414,914
Consumer Products - 0.17%
60,000	YMCA of Greater NY Series 2020, 3.160%, due 8/01/31	53,170

Crude Petroleum & Natural Gas - 1.04%
300,000	EOG Resources, Inc., 6.650%, due 4/01/28	316,629

Cutlery, Handtools & General Hardware - 1.19%
400,000	Stanley Black & Decker, Inc., 2.300%, due 3/15/30	364,184

Dental Equipment & Supplies - 0.45%
150,000	Dentsply Sirona, Inc. 3.250%, to 06/01/30	137,732

Electric Services - 1.14%
325,000	Empire District Electric Co., 6.700%, due 11/15/33	349,004

Financial Services - 2.28%
150,000	General Motors Financial Company, Inc. Series C, 5.70%, to 9/30/30 (a) (b)	147,043
350,000	Ford Motor Credit Co. LLC. Series NOTZ, 5.700%, due 9/20/34	348,836
200,000	Ford Motor Credit Co. LLC. Series MTN, 5.450%, due 2/20/28	199,521
		695,400
General Building Contractors - Residential Buildings - 0.33%
100,000	Lennar Corp., 4.750%, due 11/29/27	100,739

Heating Equip, Except Elec & Warm Air; & Plumbing Fixtures - 1.44%
400,000	Masco Corp., 7.750%, due 8/01/29	439,352

Midstream - 1.09%
300,000	Southern Natural Gas, 7.350%, due 2/15/31	331,424

National Commercial Banks - 9.20%
200,000	Bank of America Corp. Series MTN, 6.550%, due 10/20/33	200,474
250,000	Bank of America Corp. Series MTN, 5.100%, due 9/16/36	242,149
250,000	Bank of America Corp. Series MTN, 5.200%, due 12/05/31	249,544
150,000	Huntington Bancshares, Inc. Series G, 4.450%, to 10/15/27 (a) (b)	147,846
150,000	JPMorgan & Chase Co. Series B, 5.0578%, due 2/01/27 (3-Month SOFR + 0.76161%) ***	147,793
150,000	JPMorgan & Chase Co. Series CC, 7.1378%, to 2/01/26 (3-Month SOFR + 2.84161%) (b) ***	151,204
200,000	Keycorp Series MTN, 2.250%, due 4/06/27	193,741
10,000	SouthState Bank Corp., 9.94075%, to 6/01/30 (3-Month SOFR +5.617%) ***	10,000
100,000	Truist Financial Corp. Series M, 5.125%, to 12/15/27 (a) (b)	97,906
75,000	Truist Financial Corp. Series Q, 5.100%, to 3/01/30 (a) (b)	74,349
150,000	TTCU Federal Credit Union Series CD, 5.000%, due 7/26/27	153,132
250,000	UMB Financial Corp., 3.700%, to 9/17/30 (a)	249,351
200,000	US Bancorp, 3.700%, to 1/15/27 (a) (b)	192,516
250,000	US Bancorp Series MTN, 5.200%, to 12/26/29 (a) (b)	250,193
100,000	Wells Fargo & Co. Series MTN, 5.250%, due 4/28/30	100,025
350,000	Wells Fargo & Co. Series MTN, 5.200%, due 8/16/34	347,691
		2,807,914
Natural Gas Transmission - 1.68%
250,000	Northerm Illinois Gas Co., 5.900%, due 12/01/32	258,105
250,000	Targa Resources Corp., 5.500%, due 3/01/30	254,717
		512,822
Paper Mills - 1.62%
300,000	Georgia-Pacific, LLC, 7.250%, due 6/01/28	323,866
150,000	Georgia-Pacific, LLC, 7.750%, due 11/15/29	170,480
		494,346
Personal Credit Institutions - 0.48%

150,000	OneMain Finance Corp., 3.500%, due 1/15/27	146,794

Real Estate Investment Trust - 1.60%
250,000	Boston Properties LP, 4.500%, due 12/01/28	250,063
4,000	Ready Capital Corp., 5.750%, due 2/15/26	99,000
6,000	Ready Capital Corp., 9.000%, due 12/15/29	140,701
		489,764
Retail - Department Stores - 0.12%
35,000	Dillards, Inc., 7.750%, due 7/15/26	35,605

Retail-Drug Stores and Proprietary Stores - 1.00%
300,000	CVS Health Corp., 5.300%, due 6/01/33	303,964

Retail-Family Clothing Stores - 0.99%
300,000	Ross Stores, Inc., 4.800%, due 4/15/30	301,161

Security Brokers, Dealers & Flotation Companies - 3.13%
100,000	Capital Southwest Corp., 3.375%, due 10/01/26	97,209
300,000	Goldman Sachs Group, Inc. Series MTN, 5.100%, due 2/14/30	300,768
300,000	Jefferies Financial Group, Inc. Series MTN, 6.000%, due 1/31/33	300,199
250,000	Jefferies Financial Group, Inc. Series MTN, 6.500%, due 4/30/35	257,737
		955,913
Services - Equipment Rental & Leasing - 0.81%
100,000	Air Lease Corp., 3.625%, due 12/01/27	98,861
150,000	United Rentals, Inc., 3.875%, due 11/15/27	147,455
		246,316
Services-Miscellaneous Amusement & Recreation - 1.69%
400,000	Walt Disney Co., 7.700%, due 10/30/25	401,708
100,000	Walt Disney Co., 6.750%, due 1/09/38	114,036
		515,744
Services - General Medical & Surgical Hospitals - 0.86%
250,000	HCA Healthcare, Inc., 7.050%, due 12/01/27	263,576

Services - Prepackaged Software - 0.49%
150,000	VMWare, Inc. 3.900%, due 8/21/27	149,170

State Commercial Banks - 8.12%
150,000	Ally Financial, Inc. Series B, 4.700%, to 5/15/26 (a) (b)	145,959
150,000	AmSouth Bancorp., 6.750%, due 11/01/25	150,313
250,000	Citizens Financial Group, Inc., 4.300%, to 2/11/26 (a)	246,763
250,000	Deutsche Bank AG Series GMTN, 5.150%, due 9/15/34	247,670
150,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	149,607
350,000	First Citizens Bank, 6.125%, due 3/09/28	363,382
250,000	M&T Bank Corp., 7.413%, to 10/30/29 (3-month SOFR + 2.800%) (a) ***	272,094
400,000	Renasant Corp., 5.500%, to 9/01/26 (a)	391,696
500,000	State Street Corp., 7.350%, due 6/15/26	511,131
		2,478,615
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 0.49%
150,000	Steel Dynamics, Inc., 5.000%, due 12/15/26	150,086

Telephone Communications (No Radio Telephone) - 3.84%
400,000	AT&T, Inc., 7.125%, due 12/15/31	451,051
50,000	Indiana Bell Telephone Co., Inc., 7.300%, due 8/15/26	50,939
400,000	Pacific Bell Telephone Co., 7.125%, due 3/15/26	404,492
250,000	Verizon Wireless Communications, Inc., 6.800%, due 5/01/29	266,529
		1,173,011
Wholesale - Groceries & Related Products - 0.53%
152,000	Sysco Corp., 6.500%, due 8/01/28	161,195

TOTAL FOR CORPORATE BONDS (Cost $16,675,963) - 54.79%		16,724,042

EXCHANGE TRADED FUNDS - 2.62%
5,000	iShares 5-10 Year Investment Grade Corporate Bond ETF	268,250
10,000	iShares 10+ Year Investment Grade Corporate Bond ETF	501,300
1,000	iShares US Preferred Stock ETF	31,460
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $809,693) - 2.62%		801,010

MUNICIPAL BONDS - 12.09% (c)

Alabama - 0.53%
150,000	Jacksonville Public Educational Building Authority Taxable, 6.100%, due 8/10/30	162,057

Connecticut - 0.39%
120,000	Town of Hamden, 4.930%, due 8/15/35	119,846

Florida - 0.48%
150,000	North Miami Beach, FL, Water Revenue Series B, 2.311%, due 8/01/27	145,640

Georgia - 0.66%
50,000	Georgia State Local Government Cops Grantor Trust Series A, 4.750%, due 6/01/28	51,673
150,000	Georgia Qualified School Construction Bond Series F, 4.000%, due 2/01/26	149,999
		201,672
Illinois - 1.61%
125,000	Illinois Build America Bond, 6.900%, due 3/01/35	136,404
39,265	Illinois State Taxable Pension AGM CR, 5.100%, due 6/01/33	39,839
70,000	Saint Clair County IL Community School District #187 Series C, 5.169%, due 1/01/31	72,625
85,000	Village of Rosemont Series B, 6.600%, due 12/01/30	86,912
150,000	Village of Rosemont Series C, 6.750%, due 12/01/35	157,225
		493,005
Indiana - 3.75%
25,000	City of South Bend, IN Educational Center Project, 2.500%, due 8/01/35	19,853
85,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 5.900%, due 7/15/26	85,083
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, due 7/15/27	100,169
50,000	Gary Community School Bldg. Corp., 3.200%, due 7/15/29	49,116
25,000	Gary Community School Bldg. Corp., 3.500%, due 1/15/33	23,892
250,000	Indiana State Financial Authority University Housing Revenue, 5.388%, due 7/01/35	251,680
140,000	Indiana State Housing & Community Development Authority Series A-2, 4.984%, due 7/01/30	143,907
300,000	Plainfield Redevelopment Commission Series B, 2.000%, due 2/01/29	278,022
150,000	Schererville Income Econ Dev Revenue, 2.579%, due 1/15/30	137,537

50,000	Town of Speedway, IN Revenue Bond, 5.000%, due 8/01/34	50,132
5,000	Warsaw Industry Redevelopment District Tax Taxable Special Taxing District Series A, 4.750%, due 2/01/26	4,988
		1,144,379
Maryland - 0.33%
100,000	Baltimore MD, Brd of Sch Commissioners City Schs Revenue, 5.692%, due 12/15/25	100,520

Michigan - 0.58%
177,500	Michigan State Taxable School Loan Series A, 3.200%, due 5/15/27	175,517

Nebraska - 0.05%
15,000	Omaha NE Special Obligation Taxable Ref Riverfront, 6.400%, due 2/01/26	15,140

New York - 0.30%
90,334	New York St Dorm Auth Revenues, 5.289%, due 3/15/33	91,849

Ohio - 0.93%
100,000	Avon, OH, General Obligations Various Purpose Improvement Refunding Bonds, Series 2020, 0.955%, due 12/01/25	99,253
60,000	Bloom & Carroll Ohio Loc Sch Dist, 5.800%, due 12/01/25	60,248
5,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.060%, due 10/01/26	5,042
125,000	Jobs Ohio Beverage Sys Stwd Lien Liquor Profits Revenue Refunding Bonds, Series 2020A, 2.268%, due 1/01/28	120,094
		284,637
Oregon - 0.50%
150,000	Philomath, Oregon Sch District Series A, 5.472%, due 6/15/27	153,894

Pennsylvania - 0.90%
200,000	East-Norriton-Plymouth-Whitpain Joint Sewer Authority, 1.832%, due 8/01/28	188,564
80,000	Philadelphia PA School District Qualified School Construction Bond Series A, 5.995%, due 9/01/30	84,798
		273,362
South Carolina - 0.18%
60,000	South Carolina State Jobs-Econ Dev Authority Hospital Revenue, 2.729%, due 7/01/30	55,041

Texas - 0.41%
37,000	North Texas Tollway Authority Series B-1, 8.410%, due 2/01/30	40,071
85,000	Somerset Hills Road District #4 Texas, 5.125%, due 8/15/34	85,642
		125,713
Washington - 0.49%
150,000	City of Bellevue, WA Series B, 0.751%, due 12/01/25	148,853

TOTAL FOR MUNICIPAL BONDS (Cost $3,676,686) - 12.09%		3,691,125

PREFERRED SECURITIES - 2.16%

Asset Management - 0.20%
3,000	B Riley Financial, Inc., 6.50%, due 09/30/26	61,350

National Commercial Banks - 1.63%
100,000	BAC Capital Trust XIII Series F, 4.98008%, to 10/17/25 (3-month SOFR + 0.66161%) (b) ***	78,521
100,000	Key Corp. Capital I, 5.29219%, due 7/01/28 (3-month SOFR + 1.00161%) ***	97,609
200,000	Mellon Capital IV Series 1, 5.14551%, to 11/01/25 (3-Month SOFR + 0.82661%) (b) ***	173,038

150,000	PNC Capital Trust C, 5.16144%, due 6/01/28 (3-Month SOFR + 0.83161) ***	147,416
		496,584
State Commercial Banks - 0.33%
4,000	Merchants Bancorp, Inc., 8.250%, to 10/01/27 (a) (b)	101,040
6,000	SVB Financial Group Series C, 0.000%, due 11/07/29	3
		101,043

TOTAL FOR PREFERRED SECURITIES (Cost $864,763) - 2.16%		658,977

STRUCTURED NOTES - 2.02% (c)

Security Brokers, Dealers & Flotation Companies - 2.02%
394,000	Citigroup, Inc, Series MTN, 0.190640%, due 3/12/34, Capped at 10.5% (a)	312,465
100,000	Goldman Sachs Group, Inc. Series MTN, 1.815128%, due 12/13/28, Capped at 10% ***	84,630
120,000	Goldman Sachs Group, Inc., 2.329213%, due 11/13/28, Capped at 10% ***	100,800
114,000	Morgan Stanley, Series MTN, 2.25164%, due 8/19/28, Capped at 10% ***	97,957
25,000	Morgan Stanley, Series MTN, 2.98885%, due 8/30/28, Capped at 12% ***	21,572
		617,424

TOTAL FOR STRUCTURED NOTES (Cost $610,636) - 2.02%		617,424

U.S. GOVERNMENT AGENCIES & OBLIGATIONS- 2.43% (c)
750,000	U.S. Government Treasury Note/Bond, 3.875%, due 8/15/33	742,002
TOTAL FOR U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $713,600) - 2.43%		742,002

MONEY MARKET FUND - 22.91%
6,991,757	Federated Treasury Obligation Fund - Institutional Shares 4.14% ** (Cost $6,991,757) - 22.91%	6,991,757

TOTAL INVESTMENTS (Cost $30,343,098) - 99.02%		30,226,337

OTHER ASSETS LESS LIABILITIES, NET - 0.98%		300,294

NET ASSETS - 100.00%		$ 30,526,631

(a) Security converts to floating rate after the indicated fixed-rate coupon period.
(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c) All Corporate Bonds, Municipal Bonds, Structured Notes, and U.S. Government Agencies & Obligations are
categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2025.
*** Variable Rate Security - Interest rate shown is rate in effect at August 31, 2025.
For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
SOFR- Secured Overnight Financial Rate, a benchmark interest rate for dollar-denominated derivatives and loans.
3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.
The accompanying notes are an integral part of these financial statements.

	ARCHER STOCK FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2025

Shares/Principal		Fair Value

COMMON STOCKS - 97.51%

Aircraft - 3.40%
3,640	Boeing Co. *	$ 854,235

Aircraft Engines & Engine Parts - 2.52%
4,000	RTX Corp.	634,400

Beverages - 1.92%
7,000	The Coca-Cola Company	482,930

Computer Peripheral Equipment - 1.06%
1,400	Palo Alto Networks, Inc. *	266,728

Electric Services - 2.82%
2,000	American Electric Power Company, Inc.	222,040
6,750	NextEra Energy, Inc.	486,337
		708,377
Electromedical & Electrotherapeutic Apparatus - 1.67%
4,525	Medtronic PLC. (Ireland)	419,965

Electronic Computers - 3.24%
3,504	Apple, Inc.	813,419

Fire, Marine & Casualty Insurance - 4.21%
1,285	Berkshire Hathaway, Inc. Class B *	646,329
1,670	Progressive Corp.	412,590
		1,058,919
Hospital & Medical Service Plans - 0.97%
785	UnitedHealth Group, Inc.	243,248

Industrial Inorganic Chemicals - 2.28%
1,200	Linde PLC. (United Kingdom)	573,948

Industrial Instruments for Measurement, Display & Control - 1.63%
3,970	MKS, Inc.	410,260

Measuring & Controlling Devices - 1.75%
895	Thermo Fisher Scientific, Inc.	440,984

Motor Vehicles & Passenger Car Bodies - 2.55%

54,350	Ford Motor Co.	639,700

Motors & Generators - 2.47%
3,350	Generac Holdings, Inc. *	620,588

National Commercial Banks - 6.44%
12,000	Bank of America Corp.	608,880
3,350	JPMorgan Chase & Co.	1,009,757
		1,618,637
Petroleum Refining - 2.15%
4,735	Exxon Mobil Corp.	541,163

Pharmaceutical Preparations - 6.17%
635	Eli Lilly & Co.	465,188
3,400	Johnson & Johnson	602,378
5,730	Merck & Co., Inc.	482,008
		1,549,574
Retail - Catalog & Mail-Order Houses - 3.66%
4,022	Amazon.com, Inc. *	921,038

Retail - Lumber & Other Building Materials Dealers - 2.38%
1,470	Home Depot, Inc.	597,952

Retail - Variety Stores - 3.00%
6,935	Dollar General Corp.	754,251

Semiconductors & Related Devices - 8.31%
3,446	Broadcom, Inc.	1,024,806
6,110	NVIDIA Corp.	1,064,240
		2,089,046
Services - Business Services - 3.99%
3,310	Fiserv, Inc. *	457,376
1,550	Visa, Inc. Class A	545,259
		1,002,635
Services - Computer Programming, Data Processing, Etc. - 7.77%
4,639	Alphabet, Inc. Class A	987,689
1,305	Meta Platforms, Inc. Class A	964,004
		1,951,693
Services - Equipment Rental & Leasing - 2.66%
700	United Rentals, Inc.	669,438

Services - Medical Laboratories - 2.39%
2,160	Labcorp Holdings, Inc.	600,458

Services - Miscellaneous Amusement & Recreation - 2.16%
4,590	Walt Disney Co.	543,364

Services - Prepackaged Software - 9.34%
1,162	Adobe, Inc. *	414,485
2,900	Cloudflare, Inc. Class A *	605,259

350	Intuit, Inc.	233,450
1,730	Microsoft Corp.	876,574
1,387	Palantir Technologies, Inc. Class A *	217,357
		2,347,125
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.92%
3,068	Procter & Gamble Co.	481,799

Surgical & Medical Instruments & Apparatus - 2.68%
1,720	Stryker Corp.	673,225

TOTAL FOR COMMON STOCKS (Cost $13,145,273) - 97.51%		24,509,099

REAL ESTATE INVESTMENT TRUST - 1.49%
1,840	American Tower Corp.	375,084
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,523) - 1.49%		375,084

MONEY MARKET FUND - 0.91%
228,173	Federated Treasury Obligation Fund - Institutional Shares 4.14% ** (Cost $228,173) - 0.91%	228,173

TOTAL INVESTMENTS (Cost $13,673,969) - 99.91%		25,112,356

OTHER ASSETS LESS LIABILITIES, NET - 0.09%		22,560

NET ASSETS - 100.00%		$ 25,134,916

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2025.
The accompanying notes are an integral part of these financial statements.

	ARCHER DIVIDEND GROWTH FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2025

Shares/Principal		Fair Value

COMMON STOCKS - 83.64%

Beverages - 1.85%
3,400	PepsiCo, Inc.	$ 505,410

Biological Products, (No Diagnostic Substances) - 2.91%
7,065	Gilead Sciences, Inc.	798,133

Bottled & Canned Soft Drinks & Carbonated Waters - 2.44%
7,850	Coca-Cola FEMSA S.A.B. de C.V. ADR Series L	667,172

Canned, Frozen & Preservd Fruit, Vegetable & Food Specialties - 2.04%
20,000	Kraft Heinz Co.	559,400

Computer & Office Equipment - 2.67%
3,000	International Business Machines Corp.	730,470

Construction Machinery & Equipment - 2.39%
1,560	Caterpillar, Inc.	653,702

Electric & Other Services Combined - 8.11%
5,405	Consolidated Edison, Inc.	530,933
5,082	Duke Energy Corp.	622,494
14,100	Exelon Corp.	615,888
10,700	Nisource, Inc.	452,289
		2,221,604
Electric Services - 4.94%
6,500	American Electric Power Co., Inc.	721,630
6,850	Southern Co.	632,255
		1,353,885
Guided Missiles & Space Vehicles & Parts - 2.12%
1,275	Lockheed Martin Corp.	580,928

Hospital & Medical Service Plans - 1.13%
1,000	UnitedHealth Group, Inc.	309,870

Life Insurance - 2.89%
25,700	Manulife Financial Corp. (Canada)	790,275

Motor Vehicles & Passenger Car Bodies - 2.58%
60,000	Ford Motor Co.	706,200

National Commercial Banks - 10.91%
12,500	Bank of America Corp.	634,250
3,150	JPMorgan Chase & Co.	949,473
31,600	Regions Financial Corp.	865,524
11,525	Truist Financial Corp.	539,601
		2,988,848
Natural Gas Transmission - 2.80%
28,400	Kinder Morgan, Inc.	766,232

Natural Gas Transmisison & Distribution - 1.53%
5,500	ONEOK, Inc.	420,090

Petroleum Refining - 4.86%
15,065	BP PLC. ADR	530,740
3,270	Chevron Corp.	525,162
1,800	Valero Energy Corp.	273,618
		1,329,520
Pharmaceutical Preparations - 12.20%
4,590	AbbVie, Inc.	965,736
9,970	Bristol Myers Squibb Co.	470,385
3,485	Johnson & Johnson	617,437
6,415	Merck & Co., Inc.	539,630
30,200	Pfizer, Inc.	747,752
		3,340,940
Retail - Drug Stores and Proprietary Stores - 1.71%
6,400	CVS Health Corp.	468,160

Semiconductors & Related Devices - 3.26%
3,000	Broadcom, Inc.	892,170

Specialty Cleaning, Polishing and Sanitation Preparations - 1.54%
3,575	Clorox Co.	422,565

State Commercial Banks - 2.58%
13,500	Citizens Financial Group, Inc.	705,780

Telephone Communications (No Radio Telephone) - 2.24%
13,900	Verizon Communications, Inc.	614,797

Trucking & Courier Services - 1.60%
5,000	United Parcel Service, Inc. Class B	437,200

Wholesale-Motor Vehicle Supplies & New Parts - 2.34%
4,600	Genuine Parts Co.	640,918

TOTAL FOR COMMON STOCKS (Cost $16,039,344) - 83.64%		22,904,269

REAL ESTATE INVESTMENT TRUSTS - 9.38%

3,600	Crown Castle International Corp.	356,904
20,500	Healthpeak Properties, Inc.	367,770
7,800	Iron Mountain, Inc.	720,174
17,500	VICI Properties, Inc.	591,150
7,935	W.P. Carey, Inc.	532,438
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,013,169) - 9.38%		2,568,436

MONEY MARKET FUND - 6.60%
1,805,714	Federated Treasury Obligation Fund - Institutional Shares 4.14% ** (Cost $1,805,714) - 6.60%	1,805,714

TOTAL INVESTMENTS (Cost $19,858,227) - 99.62%		27,278,419

OTHER ASSETS LESS LIABILITIES, NET - 0.38%		105,219

NET ASSETS - 100.00%		$ 27,383,638

** Variable rate security; the coupon rate shown represents the yield at August 31, 2025.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

	ARCHER FOCUS FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2025

Shares/Principal		Fair Value

COMMON STOCKS - 95.74%

Accident & Health Insurance - 2.27%
2,304	Aflac, Inc.	$ 246,205

Auto Controls For Regulating Residential & Comml Environments - 2.29%
595	Trane Technologies PLC. (Ireland)	247,282

Beverages - 2.23%
3,500	Coca Cola Co.	241,465

Construction Machinery & Equip - 2.21%
572	Caterpillar, Inc.	239,691

Crude Petroleum & Natural Gas - 2.61%
7,836	Devon Energy Corp.	282,880

Electrical Work - 2.95%
515	EMCOR Group, Inc.	319,300

Fire, Marine & Casualty Insurance - 9.65%
1,996	American Financial Group, Inc.	271,177
3,457	Berkley W R Corp.	247,832
2,015	Hartford Insurance Group, Inc.	266,605
955	Travelers Cos., Inc.	259,292
		1,044,906
General Industrial Machinery & Equipment - 2.38%
975	Illinois Tool Works, Inc.	258,034

Investment Advice - 2.35%
494	Ameriprise Financial, Inc.	254,316

Men's & Boys' Furnishgs, Work Clothg, & Allied Garments - 2.23%
1,150	Cintas Corp.	241,534

Natural Gas Distribution - 2.54%
1,655	Atmos Energy Corp.	274,945

Oil Royalty Traders - 1.98%
230	Texas Pacific Land Corp.	214,700

Paints, Varnishes, Lacquers, Enamels & Allied Prods - 2.71%
2,340	RPM International, Inc.	293,225

Paperboard Containers & Boxes - 2.69%
1,335	Packaging Corp of America	290,977

Pharmaceutical Preparations - 2.14%
1,310	Johnson & Johnson	232,093

Real Estate - 2.39%
1,598	CBRE Group, Inc. Class A *	259,068

Retail-Building Materials, Hardware, Garden Supply - 2.81%
6,130	Fastenal Co.	304,416

Retail-Home Furniture, Furnishings & Equipment Stores - 2.70%
1,550	Williams-Sonoma, Inc.	291,694

Search, Detection, Navigation, Guidance, Aeronautical Sys - 2.45%
1,098	Garmin Ltd. (Switzerland)	265,518

Security & Commodity Brokers, Dealers, Exchanges & Services - 4.49%
1,000	CBOE Global Markets, Inc.	235,950
937	CME Group, Inc.	249,720
		485,670
Security Brokers, Dealers & Flotation Companies - 7.68%
277	BlackRock, Inc.	312,218
1,695	Raymond James Financial, Inc.	287,201
2,157	T. Rowe Price Group, Inc.	232,136
		831,555
Semiconductors & Related Devices - 3.58%
2,225	NVIDIA Corp.	387,550

Services-Business Services - 7.15%
450	Mastercard, Inc. Class A	267,880
3,656	PayPal Holdings, Inc. *	256,615
710	Visa, Inc. Class A	249,764
		774,259
Services-Computer Processing & Data Preparation - 2.30%
820	Automatic Data Processing, Inc.	249,321

Services - Computer Programming, Data Processing, Etc. - 3.38%
495	Meta Platforms, Inc. Class A	365,657

Services-Consumer Credit Reporting, Collection Agencies - 2.26%
480	Moody's Corp.	244,685

Services-Engineering, Accounting, Research, Management - 2.14%
1,663	Paychex, Inc.	231,914

Services-Video Tape Rental - 2.29%
205	Netflix, Inc. *	247,691

Special Industry Machinery - 2.39%
2,579	Lam Research Corp.	258,287

Surgical & Medical Instruments & Apparatus - 2.23%
878	RESMED, Inc.	241,020

Wholesale-Durable Goods - 2.27%
242	W.W. Grainger, Inc.	245,267

TOTAL FOR COMMON STOCKS (Cost $9,413,146) - 95.74%		10,365,125

REAL ESTATE INVESTMENT TRUSTS - 2.22%
1,182	American Tower Corp.	240,951
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $249,783) - 2.22%		240,951

MONEY MARKET FUND - 2.05%
221,671	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 412% ** (Cost $221,671) - 2.05%	221,671

TOTAL INVESTMENTS (Cost $9,884,600) - 100.01%		10,827,747

LIABILITIES LESS OTHER ASSETS, NET - (0.01%)		(1,154)

NET ASSETS - 100.00%		$ 10,826,593

* Non-income producing security during period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2025.
The accompanying notes are an integral part of these financial statements.

	ARCHER MULTI CAP FUND
	SCHEDULE OF INVESTMENTS
	August 31, 2025

Shares/Principal		Fair Value

COMMON STOCKS - 93.85%

Abrasive, Asbestos & Miscellaneous Nonmetallic Mineral Products - 0.93%
748	Owens Corning	$ 112,327

Adhesives & Sealants - 0.75%
329	CSW Industries, Inc.	89,995

Chemicals & Allied Products - 1.02%
760	Balchem Corp.	123,188

Computer Storage Devices - 1.73%
2,675	Pure Storage, Inc. Class A *	207,607

Crude Petroleum & Natural Gas - 1.11%
1,375	Expand Energy Corp.	133,072

Electrical Work - 3.20%
292	EMCOR Group, Inc.	181,040
290	Comfort Systems USA, Inc.	203,980
		385,020
Electronic Computers - 0.98%
510	Apple, Inc.	118,391

Fabricated Rubber Products - 1.32%
410	Carlisle Cos., Inc.	158,215

Finance Services - 3.43%
7,550	Mara Holdings, Inc. *	120,649
1,550	Mr. Cooper Group, Inc. *	292,221
		412,870
Fire, Marine & Casualty Insurance - 1.48%
354	Berkshire Hathaway, Inc. Class B *	178,055

General Industrial Machinery & Equipment - 1.36%
3,595	Zurn Elkay Water Solutions Corp.	163,069

Hospital & Medical Service Plans - 0.92%
359	UnitedHealth Group, Inc.	111,243

Laboratory Analytical Instruments - 1.71%

7,264	Avantor, Inc. *	97,846
1,073	Illumina, Inc. *	107,257
		205,103
Misc. Industrial & Commercial Machinery & Equipment - 1.00%
615	MOOG, Inc. Class A	120,448

Motor Vehicles & Passenger Car Bodies - 2.74%
1,842	Federal Signal Corp.	226,548
307	Tesla, Inc. *	102,498
		329,046
National Commercial Banks - 3.01%
2,951	Bank of America Corp.	149,734
705	JPMorgan Chase & Co.	212,501
		362,235
Operative Builders - 1.01%
1,559	Meritage Homes Corp.	121,119

Optical Instruments & Lenses - 1.06%
1,411	Coherent Corp. *	127,653

Paints, Varnishes, Lacquers, Enamels, & Allied Products - 1.08%
1,032	RPM International, Inc.	129,320

Patent Owners & Lessors - 2.52%
1,117	Interdigital, Inc.	303,500

Petroleum Refining - 1.45%
1,524	Exxon Mobil Corp.	174,178

Pharmaceutical Preparations - 4.69%
956	AbbVie, Inc.	201,142
151	Eli Lilly & Co.	110,620
864	Johnson & Johnson	153,075
325	United Therapeutics Corp. *	99,047
		563,884
Plastics Products - 1.41%
868	Armstrong World Industries, Inc.	169,928

Printed Circuit Boards - 1.43%
3,204	Flex Ltd. (Singapore) *	171,798

Real Estate - 1.24%
2,578	Terreno Realty Corp.	148,931

Retail - Auto Dealers & Gasoline Stations - 2.85%
315	Caseys General Stores, Inc.	155,774
402	Group 1 Automotive, Inc.	186,842
		342,616
Retail - Catalog & Mail-Order Houses - 1.19%
627	Amazon.com, Inc. *	143,583

Retail - Department Stores - 1.55%
640	Burlington Stores, Inc. *	186,035

Retail - Eating & Drinking Places - 0.88%
998	Shake Shack, Inc. Class A *	105,788

Retail - Eating Places - 1.21%
930	Brinker Intl., Inc. *	145,061

Retail - Home Furniture, Furnishings & Equipment Stores - 1.38%
885	Williams-Sonoma, Inc.	166,548

Retail - Lumber & Other Building Materials Dealers - 1.10%
326	Home Depot, Inc.	132,607

Retail - Variety Stores - 2.41%
135	Costco Wholesale Corp.	127,348
1,682	WalMart, Inc.	163,120
		290,468
Security Brokers, Dealers & Flotation Companies - 1.97%
3,808	Interactive Brokers Group, Inc. Class A	237,010

Semiconductors & Related Devices - 3.95%
566	Broadcom, Inc.	168,323
993	NVIDIA Corp.	172,961
2,296	Semtech Corp. *	133,375
		474,659
Services - Business Services - 5.06%
2,406	Etsy, Inc. *	127,542
232	MasterCard, Inc. Class A	138,107
1,842	RB Global, Inc.	210,983
376	Visa, Inc. Class A	132,269
		608,901
Services - Computer Programming, Data Processing - 5.96%
732	Alphabet, Inc. Class A	155,850
1,328	Alphabet, Inc. Class C	283,568
375	Meta Platforms, Inc. Class A	277,013
		716,431
Services - Engineering Services - 1.26%
1,215	AECOM	151,741

Services - Equipment Rental & Leasing - 1.71%
3,415	Air Lease Corp.	205,617

Services - Prepackaged Software - 6.63%
3,163	Aci Worldwide, Inc. *	156,097
1,383	DocuSign, Inc. *	106,021
2,173	Dynatrace, Inc. *	109,954
787	Manhattan Associates, Inc. *	169,551

314	Microsoft Corp.	159,101
379	Salesforce.com, Inc.	97,119
		797,843
Services - Video Tape Rental - 1.93%
192	Netflix, Inc. *	231,984

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.99%
761	Procter & Gamble Co.	119,507

Surgical & Medical Instruments & Apparatus - 2.03%
686	Inspire Medical Systems, Inc. *	64,271
1,983	Merit Medical Systems, Inc. *	179,541
		243,812
Totalizing Fluid Meters & Counting Devices - 1.23%
811	Badger Meter, Inc.	148,348

Transportation Services - 1.00%
932	XPO, Inc. *	120,880

Water, Sewer, Pipeline, Comm & Power Line Construction - 1.55%
739	Dycom Industries, Inc. *	186,575

Wholesale - Groceries & Related Products - 1.19%
1,850	US Foods Holdings Corp. *	143,560

Wholesale - Hardware & Plumbing & Heating Equipment & Supplies - 1.12%
335	Watsco, Inc.	134,797

Wholesale - Metals Service Centers & Offices - 1.12%
455	Reliance, Inc.	134,525

TOTAL FOR COMMON STOCKS (Cost $9,371,732) - 93.85%		11,289,091

REAL ESTATE INVESTMENT TRUSTS - 3.76%
6,089	CareTrust REIT, Inc.	209,523
3,960	Essential Properties Realty Trust, Inc.	124,027
6,466	Macerich Co.	118,974
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $422,667) - 3.76%		452,524

MONEY MARKET FUND - 2.33%
279,863	Morgan Stanley Institutional Liquidity Treasury Portfolio - Institutional Class - 412% ** (Cost $279,863) - 2.33%	279,863

TOTAL INVESTMENTS (Cost $10,074,262) - 99.94%		12,021,478

OTHER ASSETS LESS LIABILITIES, NET - 0.06%		6,765

NET ASSETS - 100.00%		$ 12,028,243

* Non-income producing security during period.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2025.
The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS
STATEMENTS OF ASSETS & LIABILITIES
August 31, 2025

	Balanced	Income	Stock	Dividend	Focus	Multi Cap
Assets:	Fund	Fund	Fund	Growth Fund	Fund	Fund
Investments in Securities, at Fair Value (Cost $32,975,507,	$ 55,454,785	$ 30,226,337	$ 25,112,356	$ 27,278,419	$ 10,827,747	$ 12,021,478
$30,343,098, $13,673,969, $19,858,227, $9,884,600, and
$10,074,262, respectively)
Cash	3,010	71	2,661	338	298	170
Receivables:
Shareholder Subscriptions	11,194	4,041	5,638	3,000	-	-
Interest	150,203	307,025	313	6,855	617	2,116
Dividend	74,878	3,375	31,645	103,954	7,660	7,505
Prepaid Expenses	18,091	11,673	10,302	18,228	5,724	10,918
Total Assets	55,712,161	30,552,522	25,162,915	27,410,794	10,842,046	12,042,187
Liabilities:
Payables:
Shareholder Redemptions	3,024	-	-	3,689	2,041	1,500
Due to Advisor	43,107	13,343	16,678	11,454	3,337	2,253
Due to Compliance Officer	354	192	160	167	-	79
Due to Trustees	1,723	360	907	790	127	180
Due to Transfer Agent	4,420	3,480	2,425	3,458	2,525	2,525
Accrued Expenses	8,437	8,516	7,829	7,598	7,423	7,407
Total Liabilities	61,065	25,891	27,999	27,156	15,453	13,944
Net Assets	$ 55,651,096	$ 30,526,631	$ 25,134,916	$ 27,383,638	$ 10,826,593	$ 12,028,243

Net Assets Consist of:
Paid In Capital	$ 32,054,641	$ 31,055,506	$ 10,792,420	$ 20,461,346	$ 9,641,216	$ 9,308,374
Distributable Earnings (Deficit)	23,596,455	(528,875)	14,342,496	6,922,292	1,185,377	2,719,869
Net Assets (unlimited shares authorized; 2,956,038, 1,671,932,
334,982, 962,866, 452,029, and 778,725 shares outstanding, respectively)	$ 55,651,096	$ 30,526,631	$ 25,134,916	$ 27,383,638	$ 10,826,593	$12,028,243
Net Asset Value and Offering Price Per Share	$ 18.83	$ 18.26	$ 75.03	$ 28.44	$ 23.95	$ 15.45

Redemption Price Per Share ($18.83 x 0.99),
($18.26 x 0.99), ($75.03 x 0.99), ($28.44 x 0.99), ($23.95 x 0.99), &
($15.45 x 0.99), respectively *	$ 18.64	$ 18.08	$ 74.28	$ 28.16	$ 23.71	$ 15.30

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.
The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2025

Investment Income:	Balanced Fund		Income Fund		Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Dividends (net of foreign withholding taxes of $7,618, $0, $0, $5,859, $0, and $140, respectively)	$ 702,612		$ 77,682		$ 314,635	$ 899,746	$ 223,324	$ 90,907
Interest	661,270		1,140,812		31,453	78,531	10,379	22,673
Total Investment Income	1,363,882		1,218,494		346,088	978,277	233,703	113,580

Expenses:
Advisory Fees (a)	260,089		128,130		121,650	125,539	53,582	47,364
Administrative (a)	251,008		128,130		121,650	125,539	53,582	47,364
Transfer Agent	52,259		36,635		32,744	32,702	30,048	26,513
Registration	23,167		24,166		22,033	26,141	11,182	14,975
Legal	18,427		10,445		10,375	9,748	4,571	3,534
Audit	7,250		7,250		7,250	7,250	7,250	7,250
Compliance Officer Fees	4,284		2,041		2,007	2,019	902	775
Custody	6,714		3,844		3,715	3,566	3,109	3,450
Trustee	5,684		2,413		2,729	2,806	1,015	942
Miscellaneous	19,136	(b)	18,616	(b)	6,643	6,694	4,102	3,686
Insurance	4,489		1,867		2,197	2,113	969	689
Printing and Mailing	5,103		3,005		3,786	3,772	1,345	1,280
Total Expenses	657,610		366,542		336,779	347,889	171,657	157,822
Fees Waived and/or Reimbursed by the Advisor (a)	(33,396)		(120,533)		(44,014)	(101,832)	(66,335)	(67,830)
Net Expenses	624,214		246,009		292,765	246,057	105,322	89,992

Net Investment Income	739,668		972,485		53,323	732,220	128,381	23,588

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	1,014,409		(5,271)		3,014,593	241,227	175,180	764,370
Net Change in Unrealized Appreciation on Derivatives	65,496		71,025		-	-	-	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,735,352		165,077		(1,403,584)	1,171,027	(492,595)	245,944
Net Realized and Unrealized Gain (Loss) on Investments	3,815,257		230,831		1,611,009	1,412,254	(317,415)	1,010,314

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4,554,925		$ 1,203,316		$ 1,664,332	$ 2,144,474	$(189,034)	$ 1,033,902

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Miscellaneous Expenses include Bond Pricing Services of $5,000 and $9,097, respectively.
The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2025	8/31/2024
Increase in Net Assets From Operations:
Net Investment Income	$ 739,668	$ 610,289
Net Realized Gain on Investments	1,014,409	1,727,156
Net Change in Unrealized Appreciation on Derivatives & Investments	2,800,848	4,609,301
Net Increase in Net Assets Resulting from Operations	4,554,925	6,946,746

Distributions to Shareholders:
Distributions	(2,166,511)	(626,363)
Total Distributions	(2,166,511)	(626,363)

Capital Share Transactions:
Proceeds from Sale of Shares	5,785,744	5,313,178
Shares Issued on Reinvestment of Dividends	1,781,541	512,789
Early Redemption Fees (Note 2)	1,144	902
Cost of Shares Redeemed	(5,030,477)	(6,873,114)
Net Increase (Decrease) from Capital Share Transactions	2,537,952	(1,046,245)

Net Assets:
Net Increase in Net Assets	4,926,366	5,274,138
Beginning of Year	50,724,730	45,450,592
End of Year	$ 55,651,096	$ 50,724,730

Share Transactions:
Shares Sold	322,188	317,296
Shares Issued on Reinvestment of Dividends	101,084	31,022
Shares Redeemed	(281,024)	(419,511)
Net Increase (Decrease) in Shares	142,248	(71,193)
Outstanding at Beginning of Year	2,813,790	2,884,983
Outstanding at End of Year	2,956,038	2,813,790

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2025	8/31/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 972,485	$ 676,980
Net Realized Gain (Loss) on Investments	(5,271)	22,836
Net Change in Unrealized Appreciation on Derivatives & Investments	236,102	512,797
Net Increase in Net Assets Resulting from Operations	1,203,316	1,212,613

Distributions to Shareholders:
Distributions	(964,454)	(687,398)
Total Distributions	(964,454)	(687,398)

Capital Share Transactions:
Proceeds from Sale of Shares	12,392,806	4,745,770
Shares Issued on Reinvestment of Dividends	647,534	444,926
Early Redemption Fees (Note 2)	711	564
Cost of Shares Redeemed	(2,379,155)	(3,164,824)
Net Increase from Capital Share Transactions	10,661,896	2,026,436

Net Assets:
Net Increase in Net Assets	10,900,758	2,551,651
Beginning of Year	19,625,873	17,074,222
End of Year	$ 30,526,631	$ 19,625,873

Share Transactions:
Shares Sold	683,888	264,825
Shares Issued on Reinvestment of Dividends	35,729	25,010
Shares Redeemed	(131,131)	(178,326)
Net Increase in Shares	588,486	111,509
Outstanding at Beginning of Year	1,083,446	971,937
Outstanding at End of Year	1,671,932	1,083,446

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2025	8/31/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 53,323	$ 27,298
Net Realized Gain on Investments	3,014,593	2,223,904
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,403,584)	2,867,816
Net Increase in Net Assets Resulting from Operations	1,664,332	5,119,018

Distributions to Shareholders:
Distributions	(1,871,413)	(1,362,233)
Total Distributions	(1,871,413)	(1,362,233)

Capital Share Transactions:
Proceeds from Sale of Shares	1,573,423	3,007,767
Shares Issued on Reinvestment of Dividends	1,543,107	1,117,613
Early Redemption Fees (Note 2)	331	134
Cost of Shares Redeemed	(3,002,030)	(3,548,007)
Net Increase from Capital Share Transactions	114,831	577,507

Net Assets:
Net Increase (Decrease) in Net Assets	(92,250)	4,334,292
Beginning of Year	25,227,166	20,892,874
End of Year	$ 25,134,916	$ 25,227,166

Share Transactions:
Shares Sold	21,643	43,239
Shares Issued on Reinvestment of Dividends	22,776	17,223
Shares Redeemed	(42,923)	(51,214)
Net Increase in Shares	1,496	9,248
Outstanding at Beginning of Year	333,486	324,238
Outstanding at End of Year	334,982	333,486

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2025	8/31/2024
Increase in Net Assets From Operations:
Net Investment Income	$ 732,220	$ 615,290
Net Realized Gain on Investments	241,227	399,334
Net Change in Unrealized Appreciation on Investments	1,171,027	2,712,761
Net Increase in Net Assets Resulting from Operations	2,144,474	3,727,385

Distributions to Shareholders:
Distributions	(731,306)	(617,317)
Total Distributions	(731,306)	(617,317)

Capital Share Transactions:
Proceeds from Sale of Shares	3,702,249	3,227,946
Shares Issued on Reinvestment of Dividends	590,387	496,269
Early Redemption Fees (Note 2)	371	332
Cost of Shares Redeemed	(1,841,026)	(2,676,832)
Net Increase from Capital Share Transactions	2,451,981	1,047,715

Net Assets:
Net Increase in Net Assets	3,865,149	4,157,783
Beginning of Year	23,518,489	19,360,706
End of Year	$ 27,383,638	$ 23,518,489

Share Transactions:
Shares Sold	136,418	130,893
Shares Issued on Reinvestment of Dividends	21,539	20,566
Shares Redeemed	(67,444)	(110,857)
Net Increase in Shares	90,513	40,602
Outstanding at Beginning of Year	872,353	831,751
Outstanding at End of Year	962,866	872,353

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2025	8/31/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 128,381	$ 153,183
Net Realized Gain on Investments	175,180	1,203,911
Net Change in Unrealized Appreciation (Depreciation) on Investments	(492,595)	907,454
Net Increase (Decrease) in Net Assets Resulting from Operations	(189,034)	2,264,548

Distributions to Shareholders:
Distributions	(1,108,823)	(82,045)
Total Distributions	(1,108,823)	(82,045)

Capital Share Transactions:
Proceeds from Sale of Shares	1,472,251	1,069,149
Shares Issued on Reinvestment of Dividends	760,583	56,046
Early Redemption Fees (Note 2)	140	1,576
Cost of Shares Redeemed	(1,263,395)	(1,182,848)
Net Increase (Decrease) from Capital Share Transactions	969,579	(56,077)

Net Assets:
Net Increase (Decrease) in Net Assets	(328,278)	2,126,426
Beginning of Year	11,154,871	9,028,445
End of Year	$ 10,826,593	$ 11,154,871

Share Transactions:
Shares Sold	59,627	45,269
Shares Issued on Reinvestment of Dividends	32,228	2,544
Shares Redeemed	(51,367)	(50,242)
Net Increase (Decrease) in Shares	40,488	(2,429)
Outstanding at Beginning of Year	411,541	413,970
Outstanding at End of Year	452,029	411,541

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	8/31/2025	8/31/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 23,588	$ 16,308
Net Realized Gain on Investments	764,370	773,649
Net Change in Unrealized Appreciation on Investments	245,944	836,592
Net Increase in Net Assets Resulting from Operations	1,033,902	1,626,549

Distributions to Shareholders:
Distributions	(301,026)	(15,143)
Total Distributions	(301,026)	(15,143)

Capital Share Transactions:
Proceeds from Sale of Shares	3,733,020	797,462
Shares Issued on Reinvestment of Dividends	282,216	14,192
Early Redemption Fees (Note 2)	324	-
Cost of Shares Redeemed	(545,818)	(340,192)
Net Increase from Capital Share Transactions	3,469,742	471,462

Net Assets:
Net Increase in Net Assets	4,202,618	2,082,868
Beginning of Year	7,825,625	5,742,757
End of Year	$ 12,028,243	$ 7,825,625

Share Transactions:
Shares Sold	258,200	61,359
Shares Issued on Reinvestment of Dividends	19,490	1,175
Shares Redeemed	(38,022)	(26,234)
Net Increase in Shares	239,668	36,300
Outstanding at Beginning of Year	539,057	502,757
Outstanding at End of Year	778,725	539,057

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

		Years Ended
	8/31/2025	8/31/2024		8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 18.03	$ 15.75		$ 14.98	$ 16.54	$ 13.96

Income (Loss) From Investment Operations:
Net Investment Income *	0.25	0.22		0.19	0.17	0.16
Net Gain (Loss) on Securities (Realized and Unrealized)	1.31	2.28		1.07	(1.42)	2.59
Total from Investment Operations	1.56	2.50		1.26	(1.25)	2.75

Distributions:
Net Investment Income	(0.25)	(0.22)		(0.19)	(0.15)	(0.17)
Realized Gains	(0.51)	-	**	(0.30)	(0.16)	-
Total from Distributions	(0.76)	(0.22)		(0.49)	(0.31)	(0.17)

Proceeds from Redemption Fees **	-	-		-	-	-

Net Asset Value, at End of Year	$ 18.83	$ 18.03		$ 15.75	$ 14.98	$ 16.54

Total Return ***	8.96%	16.03%		8.72%	(7.70)%	19.82%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 55,651	$ 50,725		$ 45,451	$ 44,215	$ 51,011
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.26%	1.30%		1.31%	1.30%	1.27%
Ratio of Net Investment Income to Average Net Assets	1.36%	1.21%		1.15%	0.94%	0.98%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%		1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.31%		1.26%	1.04%	1.05%
Portfolio Turnover	17.55%	11.69%		1.79%	6.35%	17.23%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 18.11	$ 17.57	$ 17.99	$ 19.76	$ 19.51

Income (Loss) From Investment Operations:
Net Investment Income *	0.69	0.70	0.62	0.47	0.51
Net Gain (Loss) on Securities (Realized and Unrealized)	0.13	0.55	(0.45)	(1.77)	0.26
Total from Investment Operations	0.82	1.25	0.17	(1.30)	0.77

Distributions:
Net Investment Income	(0.67)	(0.71)	(0.59)	(0.47)	(0.52)
Total from Distributions	(0.67)	(0.71)	(0.59)	(0.47)	(0.52)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 18.26	$ 18.11	$ 17.57	$ 17.99	$ 19.76

Total Return ***	4.62%	7.25%	0.99%	(6.66)%	3.97%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 30,527	$ 19,626	$ 17,074	$ 9,431	$ 11,309
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.43%	1.56%	1.66%	1.83%	1.73%
Ratio of Net Investment Income to Average Net Assets	3.32%	3.32%	2.81%	1.60%	1.84%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of Net Investment Income to Average Net Assets	3.79%	3.92%	3.52%	2.47%	2.61%
Portfolio Turnover	25.61%	23.30%	16.24%	14.52%	29.76%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 75.65	$ 64.44	$ 57.11	$ 71.62	$ 54.69

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.16	0.08	0.08	(0.09)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	4.76	15.46	8.89	(11.58)	17.09
Total from Investment Operations	4.92	15.54	8.97	(11.67)	16.94

Distributions:
Net Investment Income	(0.13)	(0.04)	(0.05)	-	(0.01)
Realized Gains	(5.41)	(4.29)	(1.59)	(2.84)	-
Total from Distributions	(5.54)	(4.33)	(1.64)	(2.84)	(0.01)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 75.03	$ 75.65	$ 64.44	$ 57.11	$ 71.62

Total Return ***	7.30%	25.24%	16.17%	(17.09)%	30.97%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 25,135	$ 25,227	$ 20,893	$ 22,117	$ 27,990
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.38%	1.39%	1.44%	1.38%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	(0.04)%	(0.07)%	(0.29)%	(0.40)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets (a)	1.20%	1.23%	1.23%	1.23%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	0.12%	0.14%	(0.14)%	(0.24)%
Portfolio Turnover	29.91%	8.56%	6.58%	8.04%	14.90%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(a) As of May 1, 2025, the expense reimbursement was reduced from 1.23% to 1.15% of the average daily net assets.
The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 26.96	$ 23.28	$ 24.13	$ 24.02	$ 18.99

Income (Loss) From Investment Operations:
Net Investment Income *	0.79	0.73	0.75	0.58	0.53
Net Gain (Loss) on Securities (Realized and Unrealized)	1.48	3.69	(0.89)	0.03	5.02
Total from Investment Operations	2.27	4.42	(0.14)	0.61	5.55

Distributions:
Net Investment Income	(0.79)	(0.74)	(0.71)	(0.50)	(0.52)
Total from Distributions	(0.79)	(0.74)	(0.71)	(0.50)	(0.52)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 28.44	$ 26.96	$ 23.28	$ 24.13	$ 24.02

Total Return ***	8.57%	19.39%	(0.59)%	2.51%	29.56%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 27,384	$ 23,518	$ 19,361	$ 24,545	$ 23,596
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.38%	1.42%	1.43%	1.38%	1.44%
Ratio of Net Investment Income to Average Net Assets	2.51%	2.59%	2.71%	1.94%	2.02%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.91%	3.03%	3.15%	2.34%	2.47%
Portfolio Turnover	13.85%	14.03%	10.37%	18.05%	25.30%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022	8/31/2021

Net Asset Value, at Beginning of Year	$ 27.11	$ 21.81	$ 21.51	$ 25.41	$ 20.67

Income (Loss) From Investment Operations:
Net Investment Income *	0.29	0.37	0.44	0.34	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.78)	5.13	1.23	(1.82)	4.69
Total from Investment Operations	(0.49)	5.50	1.67	(1.48)	4.84

Distributions:
Net Investment Income	(0.38)	(0.20)	(0.40)	(0.29)	(0.10)
Realized Gains	(2.29)	-	(0.97)	(2.13)	-
Total from Distributions	(2.67)	(0.20)	(1.37)	(2.42)	(0.10)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 23.95	$ 27.11	$ 21.81	$ 21.51	$ 25.41

Total Return ***	(1.67)%	25.42%	8.25%	(6.67)%	23.46%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,827	$ 11,155	$ 9,028	$ 3,438	$ 3,691
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.60%	1.66%	1.77%	2.61%	3.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	0.89%	1.24%	(0.17)%	(1.51)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	1.12%
Ratio of Net Investment Income to Average Net Assets	1.20%	1.56%	2.03%	1.45%	0.64%
Portfolio Turnover	111.01%	89.11%	69.27%	64.39%	120.30%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR.

	Years Ended
	8/31/2025	8/31/2024	8/31/2023	8/31/2022		8/31/2021

Net Asset Value, at Beginning of Year	$ 14.52	$ 11.42	$ 10.97	$ 13.50		$ 10.32

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.04	0.03	0.05	(0.02)		(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.41	3.10	1.13	(2.29)		3.23
Total from Investment Operations	1.45	3.13	1.18	(2.31)		3.20

Distributions:
Net Investment Income	(0.03)	(0.03)	(0.04)	-	**	(0.02)
Realized Gains	(0.49)	-	(0.69)	(0.22)		-
Total from Distributions	(0.52)	(0.03)	(0.73)	(0.22)		(0.02)

Proceeds from Redemption Fees **	-	-	-	-		-

Net Asset Value, at End of Year	$ 15.45	$ 14.52	$ 11.42	$ 10.97		$ 13.50

Total Return ***	10.25%	27.46%	11.75%	(17.42)%		31.07%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 12,028	$ 7,826	$ 5,743	$ 4,262		$ 4,856
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.66%	1.78%	1.88%	1.98%		2.39%
Ratio of Net Investment Loss to Average Net Assets	(0.47)%	(0.58)%	(0.46)%	(1.16)%		(1.70)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%		0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	0.25%	0.47%	(0.13)%		(0.26)%
Portfolio Turnover	48.17%	57.42%	52.08%	62.50%		39.02%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Archer Funds

Notes to Financial Statements

August 31, 2025

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of six funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), the Archer Focus Fund (the “Focus Fund), and the Archer Multi Cap Fund (the “Multi Cap Fund), each a diversified fund, (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on September 27, 2005. The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation. The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation. The Focus Fund and Multi Cap Fund each commenced operations on December 30, 2019. The investment objective of the Focus Fund is long-term growth of capital. The investment objective of the Multi Cap Fund is long-term growth of capital. The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”). See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes- The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken in the Funds’ 2025 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2025, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the straight line method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expect that distributions will consist primarily of ordinary income. The Stock Fund, Focus Fund, and Multi Cap Fund may distribute dividends quarterly and capital gains annually, and expect that distributions will consist primarily of ordinary income. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee. The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year ended August 31, 2025, the Balanced Fund, Income Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund collected $1,144, $711, $331, $371, $140, and $324 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Neither the Balanced or Income Funds engaged in options activity during the fiscal year ended August 31, 2025.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. See Note 4 for additional information related to Structured Notes.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTE 3. SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, municipal bonds, preferred bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

U.S. government agencies & obligations. U.S. government agencies & obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2025:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 36,565,853	$ -	$ -	$ 36,565,853
Corporate Bonds *	-	9,439,154	-	9,439,154
Municipal Bonds	-	2,337,418	-	2,337,418
Real Estate Investment Trusts	1,807,706	-	-	1,807,706
Preferred Securities *	268,220	265,198	-	533,418
Structured Notes *	-	504,198	-	504,198
U.S. Government Agencies & Obligations	-	742,002	-	742,002
Money Market Fund	3,525,036	-	-	3,525,036
	$ 42,166,815	$13,287,970	$ -	$ 55,454,785

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2025:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 16,724,042	$ -	$ 16,724,042
Exchange Traded Funds	801,010	-	-	801,010
Municipal Bonds	-	3,691,125	-	3,691,125
Preferred Securities *	162,390	496,587	-	658,977
Structured Notes *	-	617,424	-	617,424
U.S. Government Agencies & Obligations	-	742,002	-	742,002
Money Market Fund	6,991,757	-	-	6,991,757
	$ 7,955,157	$ 22,271,180	$ -	$30,226,337

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2025:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 24,509,099	$ -	$ -	$ 24,509,099
Real Estate Investment Trust	375,084			375,084
Money Market Fund	228,173	-	-	228,173
	$25,112,356	$ -	$ -	$25,112,356

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2025:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 22,904,269	$ -	$ -	$ 22,904,269
Real Estate Investment Trusts	2,568,436	-	-	2,568,436
Money Market Fund	1,805,714	-	-	1,805,714
	$ 27,278,419	$ -	$ -	$ 27,278,419

The following table summarizes the inputs used to value Focus Fund’s assets measured at fair value as of August 31, 2025:

FOCUS FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 10,365,125	$ -	$ -	$ 10,365,125
Real Estate Investment Trusts	240,951	-	-	240,951
Money Market Fund	221,671	-	-	221,671
	$ 10,827,747	$ -	$ -	$ 10,827,747

The following table summarizes the inputs used to value Multi Cap Fund’s assets measured at fair value as of August 31, 2025:

MULTI CAP FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 11,289,091	$ -	$ -	$ 11,289,091
Real Estate Investment Trusts	452,524	-	-	452,524
Money Market Fund	279,863	-	-	279,863
	$ 12,021,478	$ -	$ -	$ 12,021,478

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended August 31, 2025; therefore, a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2025, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2025.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund $ 504,198

Income Fund $ 617,424

Unrealized gains and losses on derivatives during the year ended August 31, 2025, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation on Derivatives” as follows:

Balanced Fund $ 65,496 Income Fund $ 71,025

There were no realized gains or losses on sales of Structured Notes, included in the Statement of Operations, in the location, “Net Realized Gain on Investments” for the years ended August 31, 2025 for the Balanced and Income Funds, respectively.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of each Fund’s average daily net assets. For the year ended August 31, 2025, the Advisor accrued the following fees before the waivers and reimbursements described below:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Advisor Fees Accrued	$ 260,089	$ 128,130	$ 121,650	$ 125,539	$ 53,582	$ 47,364

At August 31, 2025, the following fees were due to the Advisor or due from the Advisor after Advisor waived fees and owed the fund for reimbursement of expenses:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Due to Advisor	$ 21,561	$ 401	$ 6,100	$ 11	$ -	$ -
Due from Advisor	$ -	$ -	$ -	$ -	$ 1,222	$ 2,725

The Advisor also performs administrative duties for the Funds including all regulatory reporting and necessary office equipment, personnel and facilities, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. As of and for the year ended August 31, 2025, Administrative fees earned and payable to the Advisor were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Administrative Fees Accrued	$ 251,008	$ 128,130	$ 121,650	$ 125,539	$ 53,582	$ 47,364
Administrative Fees Due	$ 21,546	$ 12,942	$ 10,578	$ 11,443	$ 4,559	$ 4,978

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2025, the Advisor waived fees of $33,396.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2028 totaled $128,326.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2025 were as follows:

Subject to Repayment
Amount	by August 31,
$ 48,353	2026
$ 46,577	2027
$ 33,396	2028

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 0.96% of the Income Fund’s average daily net assets. For the year ended August 31, 2025, the Advisor waived fees of $120,533.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.96% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2028 totaled $314,765.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2025 were as follows:

Subject to Repayment
Amount	by August 31,
$ 90,296	2026
$103,936	2027
$120,533	2028

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.23% of the Stock Fund’s average daily net assets. Effective May 1, 2025, the expense cap was reduced to 1.15% of the Stock Fund’s average daily net assets until December 31, 2026. For the year ended August 31, 2025, the Advisor waived fees of $44,014.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.23% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2028 totaled $123,340.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2025 were as follows:

Subject to Repayment
Amount	by August 31,
$ 43,793	2026
$ 35,533	2027
$ 44,014	2028

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2025, the Advisor waived fees of $101,832.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2028 totaled $290,853.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2025 were as follows:

Subject to Repayment
Amount	by August 31,
$ 99,666	2026
$ 89,355	2027
$101,832	2028

Archer Focus Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Focus Fund invests) do not exceed 0.98% of the Focus Fund’s average daily net assets. For the year ended August 31, 2025, the Advisor waived fees of $53,582 and reimbursed the Focus Fund $12,753 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2028 totaled $180,699.

The amounts subject to repayment by the Focus Fund, pursuant to the aforementioned conditions, at August 31, 2025 were as follows:

Subject to Repayment
Amount	by August 31,
$ 48,117	2026
$ 66,247	2027
$ 66,335	2028

Archer Multi Cap Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2026 so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Multi Cap invests) do not exceed 0.95% of the Multi Cap Fund’s average daily net assets. For the year ended August 31, 2025, the Advisor waived fees of $47,364 and reimbursed the Multi Cap Fund $20,466 in expenses.  Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.95% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2028 totaled $170,991.

The amounts subject to repayment by the Multi Cap Fund, pursuant to the aforementioned conditions, at August 31, 2025 were as follows:

Subject to Repayment
Amount	by August 31,
$ 48,165	2026
$ 54,996	2027
$ 67,830	2028

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person. Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”). MSS is the transfer agent and fund accountant of the Funds. For the year ended August 31, 2025, MSS earned fees of $210,901 from the Trust. The Multi Cap Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the year ended August 31, 2025, Mr. Pokersnik earned fees of $12,028 from the Trust.

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person. There are certain shareholders of the Funds that also have a direct, regular discretionary investment accounts with the Adviser. As compensation for its management services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management. These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets. For the year ended August 31, 2025, the Advisor earned fees from these shareholder accounts as follows:

Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
$ 6,224	$ 127	$ 5,953	$ 539	$ 97	$ 35

NOTE 6. SEGMENT REPORTING

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, the respective Adviser is deemed to be the Chief Operating Decision Maker.

NOTE 7.  INVESTMENTS

For the year ended August 31, 2025, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Purchases	$ 9,473,456	$ 11,218,339	$ 7,104,728	$ 5,145,432	$ 11,668,846	$ 7,512,277
Sales	$ 8,566,498	$ 5,284,096	$ 7,892,065	$ 3,239,551	$ 11,735,221	$ 4,341,621

For the year ended August 31, 2025, long-term purchases and sales of U.S. government obligations were $0 and $0, respectively, for the Balanced Fund. For the year ended August 31, 2025, long-term purchases and sales of U.S. government obligations were $0 and $1,050,000, respectively, for the Income Fund.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2025, the shareholders listed in the table below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund and may be deemed to control each of the respective Funds:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
First Clearing, LLC.	N/A	N/A	25%	N/A	N/A	N/A
Wells Fargo Clearing Services, LLC.	35%	43%	38%	51%	67%	92%
NFS, LLC.	N/A	N/A	N/A	N/A	26%	N/A

NOTE 9. TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year. As of August 31, 2025, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Unrealized Appreciation/(Depreciation)	$22,479,278	$ (116,761)	$11,438,387	$ 7,420,192	$ 943,147	$1,945,155
Undistributed Ordinary Income	109,265	8,031	37,437	144,503	67,050	82,478
Deferral of Post-October Losses	-	(5,140)	-	-	-	-
Undistributed long-term capital gains	1,007,912	-	2,866,672	-	175,180	692,236
Capital loss carryforward: +
Short term (no expiration)	-	(209,303)	-	(642,403)	-	-
Long term (no expiration)	-	(205,702)	-	-	-	-
Total Distributable Earnings/(Deficit)	$23,596,455	$(528,875)	$14,342,496	$ 6,922,292	$1,185,377	$2,719,869

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. Each Fund’s carryforward losses, post-October losses and post December ordinary losses are determined only at the end of each fiscal year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years. The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2025 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend	Focus	Multi
	Fund	Fund	Fund	Growth Fund	Fund	Cap Fund

Gross unrealized appreciation on investment securities	$22,814,051	$ 292,417	$11,691,156	$ 7,993,333	$1,097,519	$ 2,417,182
Gross unrealized depreciation on investment securities	(334,773)	(409,178)	(252,769)	(573,141)	(154,372)	(472,027)
Net unrealized appreciation/(depreciation)	$22,479,278	$ (116,761)	$11,438,387	$ 7,420,192	$ 943,147	$ 1,945,155

Tax cost of investments (including short-term investments) *	$32,975,507	$30,343,098	$13,673,969	$19,858,227	$9,884,600	$10,076,323

* The difference between book and tax cost represents disallowed wash sales for tax purposes for the Multi Cap Fund.

The Dividend Growth Fund utilized $241,227 of its short term capital loss carryforward during the year ended August 31, 2025.

The Funds paid the following distributions for the years ended August 31, 2025 and 2024, as applicable:

	Period Ended	$ Amount	Tax Character

Balanced Fund	8/31/2025	$ 725,445	Ordinary Income
Balanced Fund	8/31/2025	$ 1,441,066	Long Term Capital Gain

Income Fund	8/31/2025	$ 964,454	Ordinary Income

Stock Fund	8/31/2025	$ 190,947	Ordinary Income
Stock Fund	8/31/2025	$ 1,680,466	Long Term Capital Gain

Dividend Growth Fund	8/31/2025	$ 731,306	Ordinary Income

Focus Fund	8/31/2025	$ 598,419	Ordinary Income
Focus Fund	8/31/2025	$ 510,404	Long Term Capital Gain

Multi Cap Fund	8/31/2025	$ 147,696	Ordinary Income
Multi Cap Fund	8/31/2025	$ 153,330	Long Term Capital Gain

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2024	$ 616,422	Ordinary Income
Balanced Fund	8/31/2024	$ 9,941	Long Term Capital Gain

Income Fund	8/31/2024	$ 687,398	Ordinary Income

Stock Fund	8/31/2024	$ 12,537	Ordinary Income
Stock Fund	8/31/2024	$ 1,349,696	Long Term Capital Gain

Dividend Growth Fund	8/31/2024	$ 617,317	Ordinary Income

Focus Fund	8/31/2024	$ 82,045	Ordinary Income

Multi Cap Fund	8/31/2024	$ 15,143	Ordinary Income

NOTE 10. INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 11. MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on each Fund and its investments and could result in increased premiums or discounts to each Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 12. SUBSEQUENT EVENTS

On September 29, 2025, the following Funds declared distributions from ordinary income to shareholders of record as of September 29, 2025:

                                              Ordinary Income Per Share Amount

Balanced Fund                            $185,113                   $0.06

Income Fund                                $ 97,254                    $0.05

Dividend Growth Fund              $ 50,824                     $0.05

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund,

Archer Focus Fund and Archer Multi Cap Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, and Archer Multi Cap Fund, (collectively the “Funds”), each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended for the Funds.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of August 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk~~s~~ of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the

Archer Investment Series Trust since 2011

Huntingdon Valley, Pennsylvania

October 27, 2025

Archer Funds

Additional Information

August 31, 2025 (Unaudited)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Annual Renewal of the Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund.

The Board of Trustees of the Archer Investment Series Trust, including the Independent Trustees voting separately, reviewed and approved the continuance of the Funds’ Investment Advisory Agreement (“Advisory Agreement”) with Archer Investment Corporation (the “Advisor”) at a meeting held on August 27, 2025 (the “Meeting”).  All the Trustees, including all of the Independent Trustees, were present for the Board’s consideration and approval of these matters.

At the meeting, the Trustees requested and reviewed information provided by the Adviser related to the following: (i) the nature, extent, and quality of the services provided by the Adviser, (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with each individual Archer Fund; (iv) the financial condition of the Adviser; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

The Independent Trustees received various materials from the Advisor prior to the meeting which they reviewed with their independent legal counsel who discussed their fiduciary duties and responsibilities applicable in reviewing and considering the renewal of each Archer Fund’s Management Services Agreement. The Independent Trustees met with their independent legal counsel in a private session at which no representatives of management were present. Throughout the process, the Trustees had the opportunity to ask questions to both the Advisor and legal counsel, and answers to their questions were considered along with the materials provided.

With respect to the consideration of the nature, extent, and quality of the services provided by the Adviser to the Funds, the Trustees reviewed the background, qualifications, and experience of the Adviser’s investment, operational, and compliance personnel. The Trustees considered the roles of each person as well as their relevant experience in the financial services industry, noting that Mr. Patton had managed the Adviser and the Funds’ assets since their inception and that Mr. Rosebrough had co-managed the Funds during that same period taking into consideration the obligations of the Adviser under the Management Services Agreement and with the Adviser’s compliance program and the Adviser’s role in coordinating such services and programs.

After reviewing the information in the materials provided by the Adviser and the discussion with the Advisor regarding the nature, extent, and quality of the services provided by the Advisor, the Board concluded that the services provided by the Adviser were of high quality, reasonable, and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

With respect to each Fund’s performance, the Trustees reviewed each Fund’s performance over various time periods. The Trustees compared such performances of managed mutual funds of similar size in each Fund’s stated Morningstar category. The Trustees considered the consistency of the Adviser’s management of the Funds with their respective investment objectives and policies along with the overall performance of each Fund as presented to the Trustees in the materials at this meeting and those which the Trustees reviewed quarterly with the Board throughout the past fiscal year.

As to the Archer Balanced Fund, the Trustees recognized that the Fund remains relatively in line with its Morningstar category average return over the past ten-year period. The Fund’s growth remained competitive relative to its category ranking in the top 50% of Funds in its category. The Trustees noted that the Fund’s Net Expense Ratio is 1.21% while the average of funds of similar asset size in the Moderate Allocation category was 1.09%. The Trustees noted that the Adviser’s Management Fee remains at 0.50%, while the average in the Fund’s comparative category and of similar asset size was 0.63%. The Trustees noted that the Fund’s 3-year tax cost ratio of 0.93% was comparatively lower than its category of 1.39%. In particular, the Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $20,333.00 compared to its category which would have yielded a $19,951.00 return. Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames of 3-, 5- and 10-year periods of 10.56%, 9.64%, and 6.81%, respectively, compared to funds of a similar asset size in its category which were reported as 9.85%, 9.24%, and 7.06%, respectively.

As to the Archer Income Fund, the Trustees found that the Fund underperformed its benchmark, the Bloomberg US Aggregate Bond Index, for the most recent year-to-date period 2.96% v. 3.75%, and outperformed the Index during the one-year period 4.44% v. 3.77%, three-year period 3.77% v. 1.64% and five-year period 1.90% v. -1.07%. The Trustees noted that the Fund’s Net Expense Ratio is 0.98% while the average of funds of similar asset size in its Intermediate Core-Plus Bond category was 0.88%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category and of similar asset size was also 0.40%. The Trustees also noted that the Fund’s 3-year tax cost ratio at 1.48% was comparatively lower than its category, which was 1.61%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $12,731.00 compared to its category, which would have yielded a $12,356.00 return. Finally, the Trustees noted that the Fund had generally achieved mixed annualized returns across its standard annualized performance measurement time frames, 3-, 5- and 10-year periods of 4.22%, 1.97%, and 2.37%, respectively, compared to its category and funds of similar size, which were reported as 2.77%, -0.20%, and 1.80%, respectively.

As to the Archer Stock Fund, the Trustees noted that the Fund’s Net Expense Ratio was 1.16%, while the average of funds of similar asset size in its large-cap blend category was 1.08%, which the Trustees recognize is lower than the Fund. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average of funds of similar asset size in the Fund’s comparative category is 0.63%. The Trustees noted that the Fund’s 3-year tax cost ratio at 1.38% was slightly higher than its category, which was 1.22%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $25,730.00 compared to its category, which would have yielded a $30,389.00 return. Finally, the Trustees noted that the Fund had generally achieved positive annualized returns across its longer-term standard annualized performance measurement time frames, 3-, 5- and 10-year periods of 15.05%, 12.32%, and 8.96%, respectively, compared to funds of similar asset size in its category, which were reported as 17.19%, 14.49%, and 11.78%, respectively. The Trustees noted that the Fund underperformed in all its standard annualized performance measurement time frames compared to its category and its benchmark.

As to the Archer Dividend Growth Fund, the Trustees noted that the Fund underperformed its category and benchmark during the 3- and 5-year period. The Fund’s total return year-to-date was 7.79% compared to the Fund’s category, which was 8.05%. The Trustees noted that the Fund’s Net Expense Ratio is 1.090% while the average in its Large Cap No-Load category was 0.780%. The Trustees also noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.63%. The Trustees noted that the Fund’s 3-year tax cost ratio at 1.19% was comparatively lower than its category, which was 1.57%. The Trustees further noted that a $10,000.00 investment in the Fund since inception would have yielded a return of $18,065.00 compared to its category, which would have yielded a $23,557.00 return and its benchmark having a yield of $26,525.00. Finally, the Trustees noted that the Fund had generally achieved mixed annualized returns across its standard annualized performance measurement time frames of 3-, and 5-year periods of 8.15%, and 11.96%, respectively, compared to funds of a similar asset size in its category, which were reported as 12.32%, and 13.53%, respectively.

As to the Archer Multi Cap Fund, the Trustees found that the Fund’s total return year-to-date (June 30, 2025) was 5.33% compared to the Fund’s benchmark, which was 4.84%. The Trustees noted that the Fund’s Net Expense Ratio is 0.960% while the average of funds of similar asset size in its Mid Cap Blend category was also 1.21%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average in the Fund’s comparative category is also 0.67%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $17,320.00 compared to its category, which would have yielded a $16,514.00 return. Finally, the Trustees noted that the Fund had generally achieved returns across its standard annualized performance measurement time frames of 3-, and 5-year periods of 17.25%, and 12.29%, respectively, compared to funds of a similar asset size in its category, which were reported as 12.56%, and 12.47%, respectively.

As to the Archer Focus Fund, the Trustees found that the Fund’s Net Expense Ratio is 0.990% while the average of funds of a similar asset size in its Large Cap Blend category was 1.09%. The Trustees noted that the Adviser’s Management Fee is 0.50% while the average of funds of a similar asset size in the Fund’s comparative category is 0.59%. The Trustees further noted that a $10,000.00 investment in the Fund would have yielded a return of $15,851.00 compared to its category, which would have yielded a $16,753.00 return Finally, the Trustees noted that the Fund had generally achieved returns across its standard annualized performance measurement time frames of 3-, and 5-year periods of 10.23%, and 10.53%, respectively, compared to funds of a similar asset size in its category, which were reported as 12.90%, and 13.77%, respectively.

After considering and discussing the performance of each of the Funds further, the Board found that each Fund's performance reflected the Adviser’s ability to effectively manage the Funds’ assets on a long-term basis in different market environments. The Trustees also concluded that the Adviser’s experience and the historical performance data provided, and other relevant support, was satisfactory.

In considering the fees and expenses paid by each Archer Fund, in addition to each Fund’s category comparable expense and funds of similar asset sizes, the Trustees were provided with the overall expenses of each Fund and the asset levels of each Fund. The Board discussed with the Adviser the methodology utilized in assembling the information regarding its profitability, noting that the Adviser is profitable regarding its relationship with the Funds and the Adviser’s desire to remain competitive as reflected by its desire to continue to reduce both its adviser fees and administration fees accessed to the shareholders. The Trustees also considered potential benefits for the Adviser in managing the Archer Funds, noting also that the Adviser has been engaged by the Trust to perform certain administrative services under a separate agreement. The Independent Trustees, based on the foregoing, concluded that the fees to be paid to the Adviser by the Funds and the profits to be realized by the Adviser, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Adviser is financially capable of satisfying its obligations under the Management Services Agreement.

The Trustees further recognized that the Adviser’s reputation, as well as other intangibles, remains a benefit to it, having an association with the Archer Funds. The Trustees discussed other potential benefits to be derived by the Adviser and concluded that they were consistent with the types of benefits derived by investment managers to mutual funds.

After reviewing and considering the foregoing information and other information they deemed relevant regarding these matters, the Trustees concluded, considering all the facts and circumstances, that the other benefits derived by the Adviser from their relationship with the Funds were satisfactory.

With respect to economies of scale, the Trustees noted that the Management Services Agreement did not have break points that would reduce the advisory fee rate on assets above specified levels. However, the Trustees did note that the Adviser has historically voluntarily reduced certain of the Archer Funds’ expense limitations which benefited the shareholders, and that the Adviser remains contractually obligated to maintain the current expense limitation agreement in place until December 31, 2026. The Trustees also considered the potential benefits for the Adviser in managing multiple series under the Trust and that the Adviser did not currently engage in any soft dollar relationships.

Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Trustees using their reasonable business judgment, concluded that the overall arrangement provided under the terms of the Management Services Agreement with each Fund was a reasonable business arrangement and that the approval of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders. The Independent Trustees concluded that no single factor was considered in isolation to be determinative to the decision of the Trustees to approve continuance of the Management Services Agreement. Rather, the Trustees concluded, considering a weighing, and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Management Services Agreement for an additional annual period. As a result of their considerations, their review of the Management Services Agreement with management and an opportunity to meet in a private session at which no representatives of the Adviser were present, the Board of Trustees, including all the Independent Trustees, adopted resolutions to that effect.

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not Applicable

Item 16. Controls and Procedures.

(a)       The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: October 31, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: October 31, 2025

* Print the name and title of each signing officer under his or her signature.